                                                                  EXHIBIT 4.17

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                               EL PASO CORPORATION



                                       AND



                           [                        ],
                           AS PURCHASE CONTRACT AGENT







                       FORM OF PURCHASE CONTRACT AGREEMENT





                        DATED AS OF ___________,________









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                                TABLE OF CONTENTS
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ARTICLE 1 DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATIONS
   SECTION 1.01          Definitions..............................................................................1
   SECTION 1.02          Compliance Certificates and Opinions....................................................11
   SECTION 1.03          Form of Documents Delivered to Purchase Contract Agent..................................11
   SECTION 1.04          Acts of Holders; Record Dates...........................................................12
   SECTION 1.05          Notices.................................................................................13
   SECTION 1.06          Notice to Holders; Waiver...............................................................14
   SECTION 1.07          Effect of Headings and Table of Contents................................................15
   SECTION 1.08          Successors and Assigns..................................................................15
   SECTION 1.09          Separability Clause.....................................................................15
   SECTION 1.10          Benefits of Agreement...................................................................15
   SECTION 1.11          Governing Law...........................................................................15
   SECTION 1.12          Legal Holidays..........................................................................15
   SECTION 1.13          Counterparts............................................................................15
   SECTION 1.14          Inspection of Agreement.................................................................15
   SECTION 1.15          Appointment of Financial Institution as Agent for the Company...........................15
ARTICLE 2 CERTIFICATE FORMS
   SECTION 2.01          Forms of Certificates Generally.........................................................16
   SECTION 2.02          Form of Purchase Contract Agent's Certificate of Authentication.........................17
ARTICLE 3 THE SECURITIES
   SECTION 3.01          Amount; Form and Denominations..........................................................17
   SECTION 3.02          Rights and Obligations Evidenced by the Certificates....................................17
   SECTION 3.03          Execution, Authentication, Delivery and Dating..........................................18
   SECTION 3.04          Temporary Certificates..................................................................19
   SECTION 3.05          Registration; Registration of Transfer and Exchange.....................................19
   SECTION 3.06          Book-Entry Interests....................................................................20
   SECTION 3.07          Notices to Holders......................................................................21
   SECTION 3.08          Appointment of Successor Depositary.....................................................21
   SECTION 3.09          Definitive Certificates.................................................................21
   SECTION 3.10          Mutilated, Destroyed, Lost and Stolen Certificates......................................22
   SECTION 3.11          Persons Deemed Owners...................................................................23
   SECTION 3.12          Cancellation............................................................................23
   SECTION 3.13          Creation of Treasury Stock Purchase Units by Substitution of Treasury Securities........24
   SECTION 3.14          Reestablishment of Stock Purchase Units.................................................25
   SECTION 3.15          Transfer of Collateral upon Occurrence of Termination Event.............................26
   SECTION 3.16          No Consent to Assumption................................................................27
ARTICLE 4 THE [SUBORDINATED] NOTES AND APPLICABLE OWNERSHIP INTEREST OF THE TREASURY PORTFOLIO
   SECTION 4.01          Interest Payments; Rights to Interest Payments Preserved................................27
   SECTION 4.02          Notice and Voting.......................................................................28
   SECTION 4.03          Tax Event Redemption....................................................................29
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                                       i
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
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ARTICLE 5 THE PURCHASE CONTRACTS
   SECTION 5.01          Purchase of Shares of Common Stock......................................................30
   SECTION 5.02          Payment of Purchase Price...............................................................32
   SECTION 5.03          Issuance of Shares of Common Stock......................................................36
   SECTION 5.04          Adjustment of Settlement Rate...........................................................37
   SECTION 5.05          Notice of Adjustments and Certain Other Events..........................................43
   SECTION 5.06          Termination Event; Notice...............................................................44
   SECTION 5.07          Intentionally Omitted...................................................................44
   SECTION 5.08          Intentionally Omitted...................................................................44
   SECTION 5.09          No Fractional Shares....................................................................45
   SECTION 5.10          Charges and Taxes.......................................................................45
   SECTION 5.11          Purchase Contract Payments..............................................................45
   SECTION 5.12          Deferral of Purchase Contract Payments..................................................46
ARTICLE 6 REMEDIES
   SECTION 6.01          Unconditional Right of Holders to Receive Purchase Contract Payments and to Purchase
                         Shares of Common Stock..................................................................47
   SECTION 6.02          Restoration of Rights and Remedies......................................................47
   SECTION 6.03          Rights and Remedies Cumulative..........................................................47
   SECTION 6.04          Delay or Omission Not Waiver............................................................48
   SECTION 6.05          Undertaking for Costs...................................................................48
   SECTION 6.06          Waiver of Stay or Extension Laws........................................................48
ARTICLE 7 THE PURCHASE CONTRACT AGENT
   SECTION 7.01          Certain Duties and Responsibilities.....................................................48
   SECTION 7.02          Notice of Default.......................................................................49
   SECTION 7.03          Certain Rights of Purchase Contract Agent...............................................49
   SECTION 7.04          Not Responsible for Recitals or Issuance of Securities..................................51
   SECTION 7.05          May Hold Securities.....................................................................51
   SECTION 7.06          Money Held in Custody...................................................................51
   SECTION 7.07          Compensation and Reimbursement..........................................................51
   SECTION 7.08          Corporate Purchase Contract Agent Required; Eligibility.................................52
   SECTION 7.09          Resignation and Removal; Appointment of Successor.......................................52
   SECTION 7.10          Acceptance of Appointment by Successor..................................................54
   SECTION 7.11          Merger, Conversion, Consolidation or Succession to Business.............................54
   SECTION 7.12          Preservation of Information; Communications to Holders..................................54
   SECTION 7.13          No Obligations of Purchase Contract Agent...............................................55
   SECTION 7.14          Tax Compliance..........................................................................55
ARTICLE 8 SUPPLEMENTAL AGREEMENTS
   SECTION 8.01          Supplemental Agreements Without Consent of Holders......................................56
   SECTION 8.02          Supplemental Agreements with Consent of Holders.........................................56
   SECTION 8.03          Execution of Supplemental Agreements....................................................57
   SECTION 8.04          Effect of Supplemental Agreements.......................................................57
   SECTION 8.05          Reference to Supplemental Agreements....................................................57
ARTICLE 9 CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE
   SECTION 9.01          Covenant Not to Consolidate, Merge, Convey, Transfer or Lease Property Except under
                         Certain Conditions......................................................................58
   SECTION 9.02          Rights and Duties of Successor Corporation..............................................58
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                                       ii
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

   SECTION 9.03          Officers' Certificate and Opinion of Counsel Given to Purchase Contract Agent...........59
ARTICLE 10 COVENANTS
   SECTION 10.01         Performance under Purchase Contracts....................................................59
   SECTION 10.02         Maintenance of Office or Agency.........................................................59
   SECTION 10.03         Company to Reserve Common Stock.........................................................59
   SECTION 10.04         Covenants as to Common Stock............................................................60
   SECTION 10.05         Statements of Officers of the Company as to Default.....................................60
   SECTION 10.06         ERISA...................................................................................60

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                                       iii

                  PURCHASE CONTRACT AGREEMENT, dated as of __________,______, between EL PASO CORPORATION, a Delaware corporation (the "Company"), and
[                 ], a __________ banking corporation, acting as purchase
contract agent for the Holders of Securities (as defined herein) from time to time (the "Purchase Contract Agent").

                                    RECITALS

                  The Company has duly authorized the execution and delivery of this Agreement and the Certificates evidencing the Securities.

                  All things necessary to make the Purchase Contracts, when the Certificates are executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Purchase Contract Agent, as provided in this Agreement, the valid obligations of the Company, and to constitute these presents a valid agreement of the Company, in accordance with its terms, have been done. For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually agreed as follows:

                                   ARTICLE 1
            DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATIONS

                  SECTION 1.01 DEFINITIONS. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular, and nouns and pronouns of the masculine gender include the feminine and neuter genders;

                  (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States;

                  (c) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section, Exhibit or other subdivision; and

                  (d) the following terms have the meanings given to them in this Section 1.01(e):

                  "Act" has the meaning, with respect to any Holder, set forth in Section 1.04.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agreement" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more agreements supplemental hereto entered into pursuant to the applicable provisions hereof.

                  "Applicable Market Value" has the meaning set forth in Section 5.01.

                  "Applicable Ownership Interest" shall mean, with respect to a Stock Purchase Unit that includes the Treasury Portfolio, (A) a 5% undivided beneficial ownership interest in a $1,000 face amount of a principal or interest strip in a U.S. treasury security included in such Treasury Portfolio that matures on or prior to ______, 200_ and (B) for each scheduled interest payment date on the Senior Deferrable Notes after the Tax Event Redemption Date, a
 .0863%, undivided beneficial ownership interest in a $1,000 face amount of a principal or interest strip in a U.S. treasury security included in such Treasury Portfolio that matures on or prior to such date.

                  "Applicants" has the meaning set forth in Section 7.12(b).

                  "Bankruptcy Code" means title 11 of the United States Code, or any other law of the United States that from time to time provides a uniform system of bankruptcy laws.

                  "Beneficial Owner" means, with respect to a Book-Entry Interest, a Person who is the beneficial owner of such Book-Entry Interest as reflected on the books of the Depositary or on the books of a Person maintaining an account with such Depositary (directly as a Depositary Participant or as an indirect participant, in each case in accordance with the rules of such Depositary).

                  "Board of Directors" means the board of directors of the Company or a duly authorized committee of that board.

                  "Board Resolution" means one or more resolutions of the Board of Directors, a copy of which has been certified by the Secretary or an Assistant Secretary of the Company, to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Purchase Contract Agent.

                  "Book-Entry Interest" means a beneficial interest in a Global Certificate, registered in the name of a Depositary or a nominee thereof, ownership and transfers of which shall be maintained and made through book entries by such Depositary as described in Section 3.06.

                  "Business Day" means any day other than a Saturday or Sunday or a day on which banking institutions in New York City, New York, or Chicago, Illinois are authorized or required by law or executive order to remain closed or a day on which the Indenture Trustee or the Property Trustee is closed for business; provided that for purposes of the second paragraph of Section 1.12 only, the term "Business Day" shall also be deemed to exclude any day on which trading on the New York Stock Exchange, Inc. is closed or suspended.

                  "Cash Settlement" has the meaning set forth in Section 5.02(a)(i).

                  "Certificate" means a Stock Purchase Units Certificate or a Treasury Stock Purchase Units Certificate.

                  "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as a depositary for the Securities and in whose name, or in the name of a nominee of that organization, shall be registered a Global Certificate and which shall undertake to effect book-entry transfers and pledges of the Securities.

                  "Closing Price" has the meaning set forth in Section 5.01.

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Collateral" has the meaning set forth in Section 1.01(f) of the Pledge Agreement.

                  "Collateral Account" has the meaning set forth in Section 1.01(f) of the Pledge Agreement.

                  "Collateral Agent" means _______________, as Collateral Agent under the Pledge Agreement until a successor Collateral Agent shall have become such pursuant to the applicable provisions of the Pledge Agreement, and thereafter "Collateral Agent" shall mean the Person who is then the Collateral Agent thereunder.

                  "Collateral Substitution" has the meaning set forth in Section 3.13.

                 "Common Stock" means The Williams Companies, Inc., common stock, par value $1.00.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor shall have become such pursuant to the applicable provision of this Agreement, and thereafter "Company" shall mean such successor.

                  "Constituent Person" has the meaning set forth in Section 5.04(b).

                  "Corporate Trust Office" means the principal corporate trust office of the Purchase Contract Agent at which, at any particular time, its corporate trust business shall be administered, which office at the date hereof is located at _________________________, Attention: Corporate Trust Department.

                  "Coupon Rate" means the percentage rate per annum at which each [SUBORDINATED] Note will bear interest initially and, on and after _______________, the Reset Rate.

                  "Current Market Price" has the meaning set forth in Section 5.04(a)(8).

                  "Depositary" means a clearing agency registered under the Exchange Act that is designated to act as Depositary for the Securities as contemplated by Sections 3.06, 3.07, 3.08 and 3.09.

                  "Depositary Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Depositary effects book entry transfers and pledges of securities deposited with the Depositary.

                  "DTC" means The Depository Trust Company.

                  "Early Settlement Week" has the meaning set forth in Section 5.04(b)(2).

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "Exchange Act" means the Securities Exchange Act of 1934 and any statute successor thereto, in each case as amended from time to time, and the rules and regulations promulgated thereunder.

                  "Expiration Date" has the meaning set forth in Section
1.04(e).

                  "Expiration Time" has the meaning set forth in Section 5.04(a)(6).

                  "Failed Remarketing" has the meaning set forth in Section 5.02(b).

                  "Global Certificate" means a Certificate that evidences all or part of the Securities and is registered in the name of a Clearing Agency or a nominee thereof.

                  "Holder" means, with respect to a Security, the Person in whose name the Security evidenced by a Certificate is registered in the Security Register; provided, however, that in determining whether the Holders of the requisite number of Securities have voted on any matter, then for the purpose of such determination only (and not for any other purpose hereunder), if the Security remains in the form of one or more Global Certificates and if the Depositary which is the registered holder of such Global Certificate has sent an omnibus proxy assigning voting rights to the Depositary Participants to whose accounts the Securities are credited on the record date, the term "HOLDER" shall mean such Depositary Participant acting at the direction of the Beneficial Owners.

                  "Indenture" means the Indenture, dated as of _______ __, ____, between the Company and the Indenture Trustee (including any provisions of the TIA that are deemed incorporated therein), as amended and supplemented as of the date hereof, pursuant to which the [SUBORDINATED] Notes will be issued.

                  "Indenture Trustee" means Bank One Trust Company, N.A., as trustee under the Indenture, or any successor thereto.

                  "Issuer Order" or "Issuer Request" means a written order or request signed in the name of the Company by its Chairman of the Board, its President or one of its Vice Presidents, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Purchase Contract Agent.

                  "Non-Electing Share" has the meaning set forth in Section 5.04(b)(1).

                  "NYSE" has the meaning set forth in Section 5.01.

                  "Officers' Certificate" means a certificate signed by the Chairman of the Board, its President or one of its Vice Presidents, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Purchase Contract Agent. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Agreement shall include:

                           (i) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

                           (ii) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

                           (iii) a statement that, in the opinion of each such officer, each such officer has made such examination or investigation as is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (iv) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

                  "Opinion of Counsel" means a written opinion of counsel, who may be counsel to the Company (and who may be an employee of the Company), and who shall be reasonably acceptable to the Purchase Contract Agent. An opinion of counsel may rely on certificates as to matters of fact.

                  "Outstanding Securities" means, with respect to any Security and as of the date of determination, all Securities evidenced by Certificates theretofore authenticated, executed and delivered under this Agreement, except:

                            (i) If a Termination Event has occurred, (i)
         Treasury Stock Purchase Units and (ii) Stock Purchase Units for which the underlying [SUBORDINATED] Notes have been theretofore deposited with the Purchase Contract Agent in trust for the Holders of such Stock Purchase Units;

                           (ii) Securities evidenced by Certificates theretofore cancelled by the Purchase Contract Agent or delivered to the Purchase Contract Agent for cancellation or deemed cancelled pursuant to the provisions of this Agreement; and

                           (iii) Securities evidenced by Certificates in exchange for or in lieu of which other Certificates have been authenticated, executed on behalf of the Holder and delivered pursuant to this Agreement, other than any such Certificate in respect of which there shall have been presented to the Purchase Contract Agent proof satisfactory to it that such Certificate is held by a protected purchaser in whose hands the Securities evidenced by such Certificate are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite number of the Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding Securities, except that, in determining whether the Purchase Contract Agent shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities that a Responsible Officer of the Purchase Contract Agent actually knows to be so owned shall be so disregarded. Securities so owned that have been pledged in good faith may be regarded as Outstanding Securities if the pledgee establishes to the satisfaction of the Purchase Contract Agent the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any Affiliate of the Company.

                  "Payment Date" means each ____________, ___________,
___________ and ___________, commencing ___________, 2002.

                  "Permitted Investments" has the meaning set forth in Section 1.01(f) of the Pledge Agreement.

                  "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government or any agency or political subdivision thereof or any other entity of whatever nature.

                  "Plan" means an employee benefit plan that is subject to ERISA, a plan or individual retirement account that is subject to Section 4975 of the Code or any entity whose assets are considered assets of any such plan.

                  "Pledge" means the pledge under the Pledge Agreement of the [SUBORDINATED] Notes, the Treasury Securities or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, in each case constituting a part of the Securities.

                  "Pledge Agreement" means the Pledge Agreement, dated as of __________, 2002, among the Company, the Collateral Agent, the Securities Intermediary and the Purchase Contract Agent, on its own behalf and as attorney-in-fact for the Holders from time to time of the Securities.

                  "Pledged [SUBORDINATED] Notes" has the meaning set forth in
Section 1.01(f) of the Pledge Agreement.

                  "Predecessor Certificate" means a Predecessor Stock Purchase Units Certificate or a Predecessor Treasury Stock Purchase Units Certificate.

                  "Predecessor Stock Purchase Units Certificate" of any particular Stock Purchase Units Certificate means every previous Stock Purchase Units Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the Stock Purchase Units evidenced thereby; and, for the purposes of this definition, any Stock Purchase Units Certificate authenticated and delivered under Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Stock Purchase Units Certificate shall be deemed to evidence the same rights and obligations of the Company and the Holder as the mutilated, destroyed, lost or stolen Stock Purchase Units Certificate.

                  "Predecessor Treasury Stock Purchase Units Certificate" of any particular Treasury Stock Purchase Units Certificate means every previous Treasury Stock Purchase Units Certificate evidencing all or a portion of the rights and obligations of the Company and the Holder under the Treasury Stock Purchase Units evidenced thereby; and, for the purposes of this definition, any Treasury Stock Purchase Units Certificate authenticated and delivered under
Section 3.10 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Treasury Stock Purchase Units Certificate shall be deemed to evidence the same rights and obligations of the Company and the Holder as the mutilated, destroyed, lost or stolen Treasury Stock Purchase Units Certificate.

                   "Primary Treasury Dealer" shall mean a primary U.S. government securities dealer in New York City.

                  "Proceeds" has the meaning set forth in Section 1.01(f) of the Pledge Agreement.

                  "Pro Rata" shall mean pro rata to each Holder according to the aggregate principal amount of the Securities held by such Holder in relation to the aggregate principal amount of all Securities outstanding.

                  "Prospectus" means the prospectus relating to the delivery of shares of Common Stock in connection with an Early Settlement under Section 5.07 [THERE IS NO SECTION 5.07 OR A DEFINITION OF EARLY SETTLEMENT] or an early settlement of Purchase Contracts during the Early Settlement Week under Section 5.04(b)(2), in the form in which first filed, or transmitted for filing, with the Commission after the effective date of the Registration Statement pursuant to Rule 424(b) under the Securities Act, including the documents incorporated by reference therein as of the date of such Prospectus.

                  "Purchase Contract" means, with respect to any Security, the contract forming a part of such Security and obligating the Company to (i) sell, and the Holder of such Security to purchase, shares of Common Stock and (ii) pay the Holder thereof Purchase Contract Payments, in each case on the terms and subject to the conditions set forth in Article Five hereof.

                  "Purchase Contract Agent" means the Person named as the "Purchase Contract Agent" in the first paragraph of this Agreement until a successor Purchase Contract Agent shall have become such pursuant to the applicable provisions of this Agreement, and thereafter "Purchase Contract Agent" shall mean such Person.

                  "Purchase Contract Payments" means the payments payable by the Company on the Payment Dates in respect of each Purchase Contract, at a rate per year of____% of the Stated Amount per Purchase Contract.

                  "Purchase Contract Settlement Date" means _____________.

                  "Purchase Contract Settlement Fund" has the meaning set forth in Section 5.03.

                  "Purchase Price" has the meaning set forth in Section 5.01.

                  "Purchased Shares" has the meaning set forth in Section 5.04(a)(6).

                  "Record Date" for any distribution and Purchase Contract Payment payable on any Payment Date means, as to any Global Certificate, the Business Day next preceding such Payment Date, and as to any other Certificate, the fifteenth Business Day prior to such Payment Date.

                  "Redemption Amount" shall mean, for each Note, the product of the principal amount of such Note and a fraction, the numerator of which shall be the Treasury Portfolio Purchase Price and the denominator of which shall be the principal amount of such Note.

                  "Reference Dealer" means a dealer engaged in trading of convertible securities.

                  "Reference Price" has the meaning set forth in Section 5.01.

                  "Registration Statement" means a registration statement under the Securities Act prepared by the Company covering, inter alia, the delivery by the Company of the shares of Common Stock in connection with an early settlement of Purchase Contracts during the Early Settlement Week under Section 5.04(b)(2), including all exhibits thereto and the documents incorporated by reference in the prospectus contained in such registration statement, and any post-effective amendments thereto.

                  "Remarketing Agent" has the meaning set forth in Section 5.02(b).

                  "Remarketing Agreement" means the Remarketing Agreement, dated as of ________________, 2002, between the Company and the Remarketing Agent.

                  "Reorganization Event" has the meaning set forth in Section 5.04(b).

                  "Reset Rate" means the interest rate per year determined by the Remarketing Agent as necessary for a successful completion of the Remarketing.

                  "Responsible Officer" means, with respect to the Purchase Contract Agent, any officer of the Purchase Contract Agent assigned by the Purchase Contract Agent to administer this Purchase Contract Agreement.

                  "Securities Act" means the Securities Act of 1933 and any statute successor thereto, in each case as amended from time to time, and the rules and regulations promulgated thereunder.

                  "Securities Intermediary" means [        ], as Securities
Intermediary under the Pledge Agreement until a successor Securities Intermediary shall have become such pursuant to the applicable provisions of the Pledge Agreement, and thereafter "Securities Intermediary" shall mean such successor.

                  "Security" means a Stock Purchase Unit or a Treasury Stock Purchase Unit, as the case may be.

                   "Security Register" and "Security Registrar" have the respective meanings set forth in Section 3.05.

                  "Settlement Rate" has the meaning set forth in Section 5.01.

                  "Stated Amount" means $[          ].

                  "Stock Purchase Unit" means the collective rights and obligations of a Holder of a Stock Purchase Units Certificate in respect of the [SUBORDINATED] Notes or an appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, subject in each case to the Pledge thereof, and the related Purchase Contract; provided that the appropriate Applicable Ownership Interest (as specified in clause (B) of the definition of such term) of the Treasury Portfolio shall not be subject to the Pledge.

                  "Stock Purchase Units Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Stock Purchase Units specified on such certificate.

                  "[SUBORDINATED] Notes" means the series of [SUBORDINATED] Notes issued by the Company under the Indenture and held by the Property Trustee.

                  "Tax Event" shall mean the receipt by the Company of an opinion of independent counsel, rendered by a law firm having a recognized national tax practice, to the effect that, as a result of any amendment to, or change, including any announced prospective change in, the laws or any regulations of the United States or any political subdivision or taxing authority or which affects taxation, any amendment to or change in an interpretation or application of these laws or regulations by any legislative body, court, governmental agency or regulatory authority or any interpretation or pronouncement that provides for a position with respect to these laws or regulations that differs from the generally accepted position on the Closing Date, which amendment or change is effective or which interpretation or pronouncement is announced on or after the Closing Date, there is more than an insubstantial increase in the risk that interest payable by the Company on the Notes is not, or within 90 days of the date of such opinion will not be, deductible by the Company, in whole or in part, for United States federal income tax purposes.

                  "Tax Event Redemption" shall mean that a Tax Event has occurred and is continuing and the Notes have been called for redemption pursuant to the Indenture.

                  "Termination Date" means the date, if any, on which a Termination Event occurs.

                  "Termination Event" means the occurrence of any of the following events:

                            (i) at any time on or prior to the Purchase Contract Settlement Date, a judgment, decree or court order shall have been entered granting relief under the Bankruptcy Code, adjudicating the Company to be insolvent, or approving as properly filed a petition seeking reorganization or liquidation of the Company or any other similar applicable Federal or State law, and, unless such judgment, decree or order shall have been entered within 60 days prior to the Purchase Contract Settlement Date, such decree or order shall have continued undischarged and unstayed for a period of 60 days;

                            (ii) a judgment, decree or court order for the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or of its property, or for the termination or liquidation of its affairs, shall have been entered, and, unless such judgment, decree or order shall have been entered within 60 days prior to the Purchase Contract Settlement Date, such judgment, decree or order shall have continued undischarged and unstayed for a period of 60 days; or

                            (iii) at any time on or prior to the Purchase Contract Settlement Date, the Company shall file a petition for relief under the Bankruptcy Code, or shall consent to the filing of a bankruptcy proceeding against it, or shall file a petition or answer or consent seeking reorganization or liquidation under the Bankruptcy Code or any other similar applicable Federal or State law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or liquidator or trustee or assignee in bankruptcy or insolvency of it or of its property, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due.

                  "Threshold Appreciation Price" has the meaning set forth in
Section 5.01.

                  "TIA" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

                  "Trading Day" has the meaning set forth in Section 5.01.

                  "Treasury Stock Purchase Unit" means, following the substitution of Treasury Securities for [SUBORDINATED] Notes as collateral to secure a Holder's obligations under the Purchase Contract, the collective rights and obligations of a Holder of a Treasury Stock Purchase Units Certificate in respect of such Treasury Securities, subject to the Pledge thereof, and the related Purchase Contract.

                  "Treasury Stock Purchase Units Certificate" means a certificate evidencing the rights and obligations of a Holder in respect of the number of Treasury Stock Purchase Units specified on such certificate.

                  "Treasury Securities" means zero-coupon U.S. Treasury Securities (CUSIP No. ______________) which mature on _________________.

                  "Underwriting Agreement" means the Underwriting Agreement, dated as of ________________, between the Company and the Underwriters identified in Schedule A thereto.

                  "Vice President" means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

                  SECTION 1.02 COMPLIANCE CERTIFICATES AND OPINIONS. Except as otherwise expressly provided by this Agreement, upon any application or request by the Company to the Purchase Contract Agent to take any action in accordance with any provision of this Agreement, the Company shall furnish to the Purchase Contract Agent an Officers' Certificate stating that all conditions precedent, if any, provided for in this Agreement relating to the proposed action have been complied with and, if requested by the Purchase Contract Agent, an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Agreement relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Agreement shall include:

                            (i) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                            (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                            (iii) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable such individual to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                            (iv) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

                  SECTION 1.03 FORM OF DOCUMENTS DELIVERED TO PURCHASE CONTRACT AGENT. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents. Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Agreement, they may, but need not, be consolidated and form one instrument.

                  SECTION 1.04 ACTS OF HOLDERS; RECORD DATES.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Purchase Contract Agent and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and (subject to Section 7.01) conclusive in favor of the Purchase Contract Agent and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Purchase Contract Agent deems sufficient.

                  (c) The ownership of Securities shall be proved by the Security Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Certificate evidencing such Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Purchase Contract Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Certificate.

                  (e) The Company may set any date as a record date for the purpose of determining the Holders of Outstanding Securities entitled to give, make or take any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Agreement to be given, made or taken by Holders of Securities. If any record date is set pursuant to this paragraph, the Holders of the Outstanding Stock Purchase Units and the Outstanding Treasury Stock Purchase Units, as the case may be, on such record date, and no other Holders, shall be entitled to take the relevant action with respect to the Stock Purchase Units or the Treasury Stock Purchase Units, as the case may be, whether or not such Holders remain Holders after such record date; provided that no such action shall be effective hereunder unless taken prior to or on the applicable Expiration Date by Holders of the requisite number of Outstanding Securities on such record date. Nothing contained in this paragraph shall be construed to prevent the Company from setting a new record date for any action for which a record date has previously been set pursuant to this paragraph (whereupon the record date previously set shall automatically and with no action by any Person be cancelled and be of no effect), and nothing contained in this paragraph shall be construed to render ineffective any action taken by Holders of the requisite number of Outstanding Securities on the date such action is taken. Promptly after any record date is set pursuant to this paragraph, the Company, at its own expense, shall cause notice of such record date, the proposed action by Holders and the applicable Expiration Date to be given to the Purchase Contract Agent in writing and to each Holder of Securities in the manner set forth in Section 1.06.

                  With respect to any record date set pursuant to this Section, the Company may designate any date as the "Expiration Date" and from time to time may change the Expiration Date to any earlier or later day; provided that no such change shall be effective unless notice of the proposed new Expiration Date is given to the Purchase Contract Agent in writing, and to each Holder of Securities in the manner set forth in Section 1.06, prior to or on the existing Expiration Date. If an Expiration Date is not designated with respect to any record date set pursuant to this Section, the Company shall be deemed to have initially designated the 180th day after such record date as the Expiration Date with respect thereto, subject to its right to change the Expiration Date as provided in this paragraph. Notwithstanding the foregoing, no Expiration Date shall be later than the 180th day after the applicable record date.

                  SECTION 1.05 NOTICES. Any notice or communication is duly given if in writing and delivered in Person or mailed by first-class mail (registered or certified, return receipt requested), telecopier (with receipt confirmed) or overnight air courier guaranteeing next day delivery, to the others' address; provided that notice shall be deemed given to the Purchase Contract Agent only upon receipt thereof:

                  If to the Purchase Contract Agent:

                           [                                         ]
                           [                                         ]
                           [                                         ]
                           Telecopier No.:
                           Attention:

                  If to the Company:

                           El Paso Corporation
                           El Paso Building
                           1001 Louisiana Street
                           Houston, Texas  77002
                           Telecopier No.:
                           Attention:  Corporate Secretary

                  with a copy to:

                           [                                         ]
                           [                                         ]

                  If to the Collateral Agent:

                           [                                         ]
                           [                                         ]
                           [                                         ]
                           [                                         ]
                           [                                         ]
                           Telecopier No.:
                           Attention:

                  If to the Property Trustee:

                           [                                         ]
                           [                                         ]
                           [                                         ]
                           Telecopier No.:
                           Attention:

                  If to the Indenture Trustee:

                           [                                         ]
                           [                                         ]
                           [                                         ]
                           [                                         ]
                           [                                         ]
                           Telecopier No.:
                           Attention:

                  SECTION 1.06 NOTICE TO HOLDERS; WAIVER. Where this Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at its address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Purchase Contract Agent, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Purchase Contract Agent shall constitute a sufficient notification for every purpose hereunder.

                  SECTION 1.07 EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

                  SECTION 1.08 SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement by the Company and the Purchase Contract Agent shall bind their respective successors and assigns, whether so expressed or not.

                  SECTION 1.09 SEPARABILITY CLAUSE. In case any provision in this Agreement or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof and thereof shall not in any way be affected or impaired thereby.

                  SECTION 1.10 BENEFITS OF AGREEMENT. Nothing contained in this Agreement or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and, to the extent provided hereby, the Holders, any benefits or any legal or equitable right, remedy or claim under this Agreement. The Holders from time to time shall be beneficiaries of this Agreement and shall be bound by all of the terms and conditions hereof and of the Securities evidenced by their Certificates by their acceptance of delivery of such Certificates.

                  SECTION 1.11 GOVERNING LAW. This Agreement and the Securities shall be governed by, and construed in accordance with, the laws of the State of New York.

                  SECTION 1.12 LEGAL HOLIDAYS. In any case where any Payment Date shall not be a Business Day (notwithstanding any other provision of this Agreement or the Securities), Purchase Contract Payments or other distributions shall not be paid on such date, but Purchase Contract Payments or such other distributions shall be paid on the next succeeding Business Day with the same force and effect as if made on such Payment Date, provided that no interest shall accrue or be payable by the Company or to any Holder for the period from and after any such Payment Date, except that, if such next succeeding Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day with the same force and effect as if made on such Payment Date.

                  In any case where any Purchase Contract Settlement Date or Early Settlement Date shall not be a Business Day (notwithstanding any other provision of this Agreement or the Securities) Purchase Contracts shall not be performed and Early Settlement shall not be effected on such date, but Purchase Contracts shall be performed or Early Settlement effected, as applicable, on the next succeeding Business Day with the same force and effect as if made on such Purchase Contract Settlement Date or Early Settlement Date, as applicable.

                  SECTION 1.13 COUNTERPARTS. This Agreement may be executed in any number of counterparts by the parties hereto on separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all such counterparts shall together constitute one and the same instrument.

                  SECTION 1.14 INSPECTION OF AGREEMENT. A copy of this Agreement shall be available at all reasonable times during normal business hours at the Corporate Trust Office for inspection by any Holder or Beneficial Owner.

                  SECTION 1.15 APPOINTMENT OF FINANCIAL INSTITUTION AS AGENT FOR THE COMPANY. The Company may appoint a financial institution (which may be the Collateral

Agent) to act as its agent in performing its obligations and in accepting and enforcing performance of the obligations of the Purchase Contract Agent and the Holders, under this Agreement and the Purchase Contracts, by giving notice of such appointment in the manner provided in Section 1.05 hereof. Any such appointment shall not relieve the Company in any way from its obligations hereunder.

                                   ARTICLE 2
                                CERTIFICATE FORMS

                  SECTION 2.01 FORMS OF CERTIFICATES GENERALLY. The Certificates (including the form of Purchase Contract forming part of each Security evidenced thereby) shall be in substantially the form set forth in Exhibit A hereto (in the case of Certificates evidencing Stock Purchase Units) or Exhibit B hereto (in the case of Certificates evidencing Treasury Stock Purchase Units), with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Securities are listed or any depositary therefor, or as may, consistently herewith, be determined by the officers of the Company executing such Certificates, as evidenced by their execution of the Certificates.

                  The definitive Certificates shall be printed, lithographed or engraved on steel engraved borders or may be produced in any other manner, all as determined by the officers of the Company executing the Securities evidenced by such Certificates, consistent with the provisions of this Agreement, as evidenced by their execution thereof.

                  Every Global Certificate authenticated, executed on behalf of the Holders and delivered hereunder shall bear a legend in substantially the following form:

                  "THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITARY"), OR A NOMINEE OF THE DEPOSITARY. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY

                  CERTIFICATE ISSUED IS REQUESTED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REGISTERED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

                  SECTION 2.02 FORM OF PURCHASE CONTRACT AGENT'S CERTIFICATE OF AUTHENTICATION. The form of the Purchase Contract Agent's certificate of authentication of the Securities shall be in substantially the form set forth on the form of the applicable Certificates.

                                   ARTICLE 3
                                 THE SECURITIES

                  SECTION 3.01 AMOUNT; FORM AND DENOMINATIONS. The aggregate number of Securities evidenced by Certificates authenticated, executed on behalf of the Holders and delivered hereunder is limited to ______________ [(_____________ IF THE OVER-ALLOTMENT OPTION GRANTED IN THE UNDERWRITING AGREEMENT IS EXERCISED IN FULL)], except for Certificates authenticated, executed and delivered upon registration of transfer of, in exchange for, or in lieu of, other Certificates pursuant to Sections 3.04, 3.05, 3.10, 3.13, 3.14, or 8.05.

                  The Certificates shall be issuable only in registered form and only in denominations of a single Stock Purchase Unit or Treasury Stock Purchase Unit and any integral multiple thereof.

                  SECTION 3.02 RIGHTS AND OBLIGATIONS EVIDENCED BY THE CERTIFICATES. Each Stock Purchase Units Certificate shall evidence the number of Stock Purchase Units specified therein, with each such Stock Purchase Unit representing (1) the ownership by the Holder thereof of a beneficial interest in a [SUBORDINATED] Note or the Applicable Ownership Interest of the Treasury Portfolio, as the case may be, subject to the Pledge of such [SUBORDINATED] Note or the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, by such Holder pursuant to the Pledge Agreement, and (2) the rights and obligations of the Holder thereof and the Company under one Purchase Contract. The Purchase Contract Agent, as attorney-in-fact for, and on behalf of, the Holder of each Stock Purchase Unit shall pledge, pursuant to the Pledge Agreement, the [SUBORDINATED] Note or the Applicable Ownership Interest (as specified in clause
(A) of the definition of such term) of the Treasury Portfolio, as the case may be, forming a part of such Stock Purchase Unit, to the Collateral Agent and grant to the Collateral Agent a security interest in the right, title and interest of such Holder in such [SUBORDINATED] Note or the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, for the benefit of the Company, to secure the obligation of the Holder under each Purchase Contract to purchase shares of Common Stock.

                  Upon the formation of a Treasury Stock Purchase Unit pursuant to Section 3.13, each Treasury Stock Purchase Units Certificate shall evidence the number of Treasury Stock Purchase Units specified therein, with each such Treasury Stock Purchase Unit representing (1) the ownership by the Holder thereof of a 1/40 undivided beneficial interest in a Treasury Security with a principal amount equal to $1,000, subject to the Pledge of such Treasury Security by such Holder pursuant to the Pledge Agreement, and (2) the rights and obligations of the Holder thereof and the Company under one Purchase Contract.

                  Prior to the purchase of shares of Common Stock under each Purchase Contract, such Purchase Contracts shall not entitle the Holder of a Security to any of the rights of a holder of shares of Common Stock, including, without limitation, the right to vote or receive any dividends or other payments or to consent or to receive notice as a shareholder in respect of the meetings of shareholders or for the election of directors of the Company or for any other matter, or any other rights whatsoever as a shareholder of the Company.

                  SECTION 3.03 EXECUTION, AUTHENTICATION, DELIVERY AND DATING. Subject to the provisions of Sections 3.13 and 3.14 hereof, upon the execution and delivery of this Agreement, and at any time and from time to time thereafter, the Company may deliver Certificates executed by the Company to the Purchase Contract Agent for authentication, execution on behalf of the Holders and delivery, together with its Issuer Order for authentication of such Certificates, and the Purchase Contract Agent in accordance with such Issuer Order shall authenticate, execute on behalf of the Holders and deliver such Certificates.

                  The Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or one of its Vice Presidents. The signature of any of these officers on the Certificates may be manual or facsimile.

                  Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificates.

                  No Purchase Contract evidenced by a Certificate shall be valid until such Certificate has been executed on behalf of the Holder by the manual signature of an authorized signatory of the Purchase Contract Agent, as such Holder's attorney-in-fact. Such signature by an authorized signatory of the Purchase Contract Agent shall be conclusive evidence that the Holder of such Certificate has entered into the Purchase Contracts evidenced by such Certificate.

                  Each Certificate shall be dated the date of its authentication.

                  No Certificate shall be entitled to any benefit under this Agreement or be valid or obligatory for any purpose unless there appears on such Certificate a certificate of authentication substantially in the form provided for herein executed by an authorized signatory of the Purchase Contract Agent by manual signature, and such certificate upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.

                  SECTION 3.04 TEMPORARY CERTIFICATES. Pending the preparation of definitive Certificates, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holders, and deliver, in lieu of such definitive Certificates, temporary Certificates which are in substantially the form set forth in Exhibit A or Exhibit B hereto, as the case may be, with such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as may be required by the rules of any securities exchange on which the Stock Purchase Units or Treasury Stock Purchase Units, as the case may be, are listed, or as may, consistently herewith, be determined by the officers of the Company executing such Certificates, as evidenced by their execution of the Certificates.

                  If temporary Certificates are issued, the Company will cause definitive Certificates to be prepared without unreasonable delay. After the preparation of definitive Certificates, the temporary Certificates shall be exchangeable for definitive Certificates upon surrender of the temporary Certificates at the Corporate Trust Office, at the expense of the Company and without charge to the Holder. Upon surrender for cancellation of any one or more temporary Certificates, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, one or more definitive Certificates of like tenor and denominations and evidencing a like number of Securities as the temporary Certificate or Certificates so surrendered. Until so exchanged, the temporary Certificates shall in all respects evidence the same benefits and the same obligations with respect to the Securities, evidenced thereby as definitive Certificates.

                  SECTION 3.05 REGISTRATION; REGISTRATION OF TRANSFER AND EXCHANGE. The Purchase Contract Agent shall keep at the Corporate Trust Office a register (the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Purchase Contract Agent shall provide for the registration of Certificates and of transfers of Certificates (the Purchase Contract Agent, in such capacity, the "Security Registrar"). The Security Registrar shall record separately the registration and transfer of the Certificates evidencing Stock Purchase Units and Treasury Stock Purchase Units.

                  Upon surrender for registration of transfer of any Certificate at the Corporate Trust Office, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the designated transferee or transferees, and deliver, in the name of the designated transferee or transferees, one or more new Certificates of any authorized denominations, like tenor, and evidencing a like number of Stock Purchase Units or Treasury Stock Purchase Units, as the case may be.

                  At the option of the Holder, Certificates may be exchanged for other Certificates, of any authorized denominations and evidencing a like number of Stock Purchase Units or Treasury Stock Purchase Units, as the case may be, upon surrender of the Certificates to be exchanged at the Corporate Trust Office. Whenever any Certificates are so surrendered for exchange, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver the Certificates which the Holder making the exchange is entitled to receive.

                  All Certificates issued upon any registration of transfer or exchange of a Certificate shall evidence the ownership of the same number of Stock Purchase Units or Treasury Stock Purchase Units, as the case may be, and be entitled to the same benefits and subject to the same obligations, under this Agreement as the Stock Purchase Units or Treasury Stock Purchase Units, as the case may be, evidenced by the Certificate surrendered upon such registration of transfer or exchange.

                  Every Certificate presented or surrendered for registration of transfer or exchange shall (if so required by the Purchase Contract Agent) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Purchase Contract Agent duly executed, by the Holder thereof or its attorney duly authorized in writing.

                  No service charge shall be made for any registration of transfer or exchange of a Certificate, but the Company and the Purchase Contract Agent may require payment from the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Certificates, other than any exchanges pursuant to Sections 3.06 and 8.05 not involving any transfer.

                  Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall not be obligated to authenticate, execute on behalf of the Holder and deliver any Certificate in exchange for any other Certificate presented or surrendered for registration of transfer or for exchange on or after the Business Day immediately preceding the earliest of any Early Settlement Date for such Certificate, the Purchase Contract Settlement Date or the Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Purchase Contract Agent shall:

                            (i) if the Purchase Contract Settlement Date or an Early Settlement Date with respect to such other Certificate has occurred, deliver the shares of Common Stock issuable in respect of the Purchase Contracts forming a part of the Securities evidenced by such other Certificate; or

                            (ii) if a Cash Settlement or an Early Settlement Date with respect to such other Certificate shall have occurred, or if a Termination Event shall have occurred prior to the Purchase Contract Settlement Date, transfer the [SUBORDINATED] Notes, the Treasury Securities, or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, evidenced thereby, in each case subject to the applicable conditions and in accordance with the applicable provisions of Section 3.15 and Article Five hereof.

                  SECTION 3.06 BOOK-ENTRY INTERESTS. The Certificates, on original issuance, will be issued in the form of one or more fully registered Global Certificates, to be delivered to the Depositary or its custodian by, or on behalf of, the Company. The Company hereby designates DTC as the initial Depositary. Such Global Certificates shall initially be registered on the books and records of the Company in the name of Cede & Co., the nominee of the Depositary, and no Beneficial Owner will receive a definitive Certificate representing such

Beneficial Owner's interest in such Global Certificate, except as provided in
Section 3.09. The Purchase Contract Agent shall enter into an agreement with the Depositary if so requested by the Company. Unless and until definitive, fully registered Certificates have been issued to Beneficial Owners pursuant to
Section 3.09:

                            (i) the provisions of this Section 3.06 shall be in full force and effect;

                            (ii) the Company shall be entitled to deal with the Depositary for all purposes of this Agreement (including making Purchase Contract Payments and receiving approvals, votes or consents hereunder) as the Holder of the Securities and the sole holder of the Global Certificates and shall have no obligation to the Beneficial Owners;

                            (iii) to the extent that the provisions of this
         Section 3.06 conflict with any other provisions of this Agreement, the provisions of this Section 3.06 shall control; and

                            (iv) the rights of the Beneficial Owners shall be exercised only through the Depositary and shall be limited to those established by law and agreements between such Beneficial Owners and the Depositary or the Depositary Participants.

                  SECTION 3.07 NOTICES TO HOLDERS. Whenever a notice or other communication to the Holders is required to be given under this Agreement, the Company or the Company's agent shall give such notices and communications to the Holders and, with respect to any Securities registered in the name of the Depositary or the nominee of the Depositary, the Company or the Company's agent shall, except as set forth herein, have no obligations to the Beneficial Owners.

                  SECTION 3.08 APPOINTMENT OF SUCCESSOR DEPOSITARY. If the Depositary elects to discontinue its services as securities depositary with respect to the Securities, the Company may, in its sole discretion, appoint a successor Depositary with respect to the Securities.

                  SECTION 3.09 DEFINITIVE CERTIFICATES.

                  If:

                            (i) the Depositary elects to discontinue its services as securities depositary with respect to the Securities and a successor Depositary is not appointed within 90 days after such discontinuance pursuant to Section 3.08; or

                            (ii) the Company elects, after consultation with the Purchase Contract Agent, to terminate the book-entry system for the Securities, then (x) definitive Certificates shall be prepared by the Company with respect to such Securities and delivered to the Purchase Contract Agent and (y) upon surrender of the Global Certificates representing the Securities by the Depositary, accompanied by registration instructions, the Company shall cause definitive Certificates to be delivered to Beneficial Owners in accordance with the instructions of the Depositary. The Company shall not be liable for any delay in delivery of such instructions and may conclusively rely on and shall be protected in relying on, such instructions. Each definitive Certificate so delivered shall evidence Securities of the same kind and tenor as the Global Certificate so surrendered in respect thereof.

                  SECTION 3.10 MUTILATED, DESTROYED, LOST AND STOLEN CERTIFICATES. If any mutilated Certificate is surrendered to the Purchase Contract Agent, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver in exchange therefor, a new Certificate, evidencing the same number of Stock Purchase Units or Treasury Stock Purchase Units, as the case may be, and bearing a Certificate number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Purchase Contract Agent (i) evidence to their satisfaction of the destruction, loss or theft of any Certificate, and (ii) such security or indemnity as may be required by them to hold each of them and any agent of any of them harmless, then, in the absence of notice to the Company or the Purchase Contract Agent that such Certificate has been acquired by a protected purchaser, the Company shall execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall authenticate, execute on behalf of the Holder, and deliver to the Holder, in lieu of any such destroyed, lost or stolen Certificate, a new Certificate, evidencing the same number of Stock Purchase Units or Treasury Stock Purchase Units, as the case may be, and bearing a Certificate number not contemporaneously outstanding.

                  Notwithstanding the foregoing, the Company shall not be obligated to execute and deliver to the Purchase Contract Agent, and the Purchase Contract Agent shall not be obligated to authenticate, execute on behalf of the Holder, and deliver to the Holder, a Certificate on or after the Business Day immediately preceding the earliest of any Early Settlement Date for such lost or mutilated Certificate, the Purchase Contract Settlement Date or the Termination Date. In lieu of delivery of a new Certificate, upon satisfaction of the applicable conditions specified above in this Section and receipt of appropriate registration or transfer instructions from such Holder, the Purchase Contract Agent shall:

                            (i) if the Purchase Contract Settlement Date or an Early Settlement Date with respect to such lost or mutilated Certificate has occurred, deliver the shares of Common Stock issuable in respect of the Purchase Contracts forming a part of the Securities evidenced by such Certificate; or

                            (ii) if a Cash Settlement with respect to such lost or mutilated Certificate shall have occurred or if a Termination Event shall have occurred prior to the Purchase Contract Settlement Date, transfer the [SUBORDINATED] Notes, the Treasury Securities or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, evidenced thereby, in each case subject to the applicable conditions and in accordance with the applicable provisions of Section
         3.15 and Article Five hereof.

                  Upon the issuance of any new Certificate under this Section, the Company and the Purchase Contract Agent may require the payment by the Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Purchase Contract Agent) connected therewith.

                  Every new Certificate issued pursuant to this Section in lieu of any destroyed, lost or stolen Certificate shall constitute an original additional contractual obligation of the Company and of the Holder in respect of the Security evidenced thereby, whether or not the destroyed, lost or stolen Certificate (and the Securities evidenced thereby) shall be at any time enforceable by anyone, and shall be entitled to all the benefits and be subject to all the obligations of this Agreement equally and proportionately with any and all other Certificates delivered hereunder.

                  The provisions of this Section are exclusive and shall preclude, to the extent lawful, all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates.

                  SECTION 3.11 PERSONS DEEMED OWNERS. Prior to due presentment of a Certificate for registration of transfer, the Company and the Purchase Contract Agent, and any agent of the Company or the Purchase Contract Agent, may treat the Person in whose name such Certificate is registered as the owner of the Security evidenced thereby, for the purpose of receiving distributions on the Treasury Securities, the [SUBORDINATED] Notes, or on the maturing quarterly interest strips of the Treasury Portfolio, as applicable, receiving Purchase Contract Payments, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any distributions on the Treasury Securities, the [SUBORDINATED] Notes, or Treasury Portfolio, as applicable, or Purchase Contract Payments payable on the Purchase Contracts, each constituting a part of the Security evidenced thereby shall be overdue and notwithstanding any notice to the contrary, and neither the Company nor the Purchase Contract Agent, nor any agent of the Company or the Purchase Contract Agent, shall be affected by notice to the contrary.

                  Notwithstanding the foregoing, with respect to any Global Certificate, nothing contained herein shall prevent the Company, the Purchase Contract Agent or any agent of the Company or the Purchase Contract Agent, from giving effect to any written certification, proxy or other authorization furnished by the Depositary (or its nominee), as a Holder, with respect to such Global Certificate or impair, as between such Depositary and the related Beneficial Owner, the operation of customary practices governing the exercise of rights of the Depositary (or its nominee) as Holder of such Global Certificate.

                  SECTION 3.12 CANCELLATION. All Certificates surrendered for delivery of shares of Common Stock on or after the Purchase Contract Settlement Date, upon the transfer of [SUBORDINATED] Notes, the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of that term) of the Treasury Portfolio or Treasury Securities, as the case may be, after the occurrence of a Termination Event or pursuant to an Early Settlement, or upon the registration of transfer or exchange of a Security, or a Collateral Substitution or the reestablishment of Stock Purchase Units shall, if surrendered to any Person other than the Purchase Contract Agent, be delivered to the Purchase Contract Agent and, if not already cancelled, shall be promptly cancelled by it. The Company may at any time deliver to the Purchase Contract Agent for cancellation any Certificates previously authenticated, executed and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Certificates so delivered shall, upon Issuer Order, be promptly cancelled by the Purchase

Contract Agent. No Certificates shall be authenticated, executed on behalf of the Holder and delivered in lieu of or in exchange for any Certificates cancelled as provided in this Section, except as expressly permitted by this Agreement. All cancelled Certificates held by the Purchase Contract Agent shall be disposed of in accordance with its customary practices.

                  If the Company or any Affiliate of the Company shall acquire any Certificate, such acquisition shall not operate as a cancellation of such Certificate unless and until such Certificate is delivered to the Purchase Contract Agent cancelled or for cancellation.

                  SECTION 3.13 CREATION OF TREASURY STOCK PURCHASE UNITS BY SUBSTITUTION OF TREASURY SECURITIES. Subject to the conditions set forth in this Agreement, a Holder may separate the [SUBORDINATED] Notes, as applicable, from the related Purchase Contracts in respect of such Holder's Stock Purchase Units by substituting for such [SUBORDINATED] Notes, as applicable, Treasury Securities in an aggregate principal amount equal to the aggregate principal amount of such [SUBORDINATED] Notes, as applicable (a "Collateral Substitution"), at any time from and after the date of this Agreement and prior to or on the seventh Business Day immediately preceding the Purchase Contract Settlement Date. To effect such substitution, the Holder must:

                  (1) deposit with the Securities Intermediary Treasury Securities having an aggregate principal amount equal to the aggregate principal amount of the [SUBORDINATED] Notes comprising part of such Stock Purchase Units, as the case may be; and

                  (2) transfer the related Stock Purchase Units to the Purchase Contract Agent accompanied by a notice to the Purchase Contract Agent, substantially in the form of Exhibit C hereto, (i) stating that the Holder has transferred the relevant amount of Treasury Securities to the Securities Intermediary and (ii) requesting that the Purchase Contract Agent instruct the Collateral Agent to release the [SUBORDINATED] Notes, as the case may be, underlying such Stock Purchase Units, whereupon the Purchase Contract Agent shall promptly provide an instruction to such effect to the Collateral Agent, substantially in the form of Exhibit A to the Pledge Agreement.

                  Upon receipt of the Treasury Securities described in clause
(1) above and the instruction described in clause (2) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent will cause the Securities Intermediary to effect the release of such [SUBORDINATED] Notes, as the case may be, from the Pledge, free and clear of the Company's security interest therein, and the transfer of such [SUBORDINATED] Notes, as the case may be, to the Purchase Contract Agent on behalf of the Holder. Upon receipt thereof, the Purchase Contract Agent shall promptly:

                            (i) cancel the related Stock Purchase Units;

                            (ii) transfer the [SUBORDINATED] Notes, as the case may be, to the Holder; and

                            (iii) authenticate, execute on behalf of such Holder and deliver a Treasury Stock Purchase Units Certificate executed by the Company in accordance with Section 3.03 evidencing the same number of Purchase Contracts as were evidenced by the cancelled Stock Purchase Units.

                  Holders who elect to separate the [SUBORDINATED] Notes, as the case may be, from the related Purchase Contracts and to substitute Treasury Securities for such [SUBORDINATED] Notes, as the case may be, shall be responsible for any fees or expenses payable to the Collateral Agent for its services as Collateral Agent in respect of the substitution, and the Company shall not be responsible for any such fees or expenses.

                  Holders may make Collateral Substitutions only in integral multiples of 40 Stock Purchase Units. If a Tax Event Redemption has occurred, Holders may no longer convert their Stock Purchase Units into Treasury Stock Purchase Units.

                  In the event a Holder making a Collateral Substitution pursuant to this Section 3.13 fails to effect a book-entry transfer of the Stock Purchase Units or fails to deliver Stock Purchase Units Certificates to the Purchase Contract Agent after depositing Treasury Securities with the Collateral Agent, any distributions on the [SUBORDINATED] Notes constituting a part of such Stock Purchase Units, as the case may be, shall be held in the name of the Purchase Contract Agent or its nominee in trust for the benefit of such Holder, until such Stock Purchase Units are so transferred or the Stock Purchase Units Certificate is so delivered, as the case may be, or, such Holder provides evidence satisfactory to the Company and the Purchase Contract Agent that such Stock Purchase Units Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Purchase Contract Agent and the Company.

                  Except as described in this Section 3.13 or in connection with a Cash Settlement, for so long as the Purchase Contract underlying a Stock Purchase Unit remains in effect, such Stock Purchase Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder in respect of the [SUBORDINATED] Notes, as the case may be, and the Purchase Contract comprising such Stock Purchase Unit may be acquired, and may be transferred and exchanged, only as a Stock Purchase Unit.

                  SECTION 3.14 REESTABLISHMENT OF STOCK PURCHASE UNITS. Subject to the conditions set forth in this Agreement, a Holder of Treasury Stock Purchase Units may reestablish Stock Purchase Units at any time (i) prior to or on the seventh Business Day immediately preceding the Purchase Contract Settlement Date, by:

                  (1) depositing with the Securities Intermediary [SUBORDINATED] Notes, as the case may be, having an aggregate principal amount equal to the aggregate principal amount at maturity of the Treasury Securities comprising part of the Treasury Stock Purchase Units; and

                  (2) transferring the related Treasury Stock Purchase Units to the Purchase Contract Agent accompanied by a notice to the Purchase Contract Agent, substantially in the form of Exhibit C hereto, (i) stating that the Holder has transferred the relevant amount of [SUBORDINATED] Notes, as the case may be, to the Securities Intermediary and (ii) requesting that the Purchase Contract Agent instruct the Collateral Agent to release the Treasury Securities underlying such Treasury Stock Purchase Units, whereupon the Purchase Contract Agent shall promptly provide an instruction to such effect to the Collateral Agent, substantially in the form of Exhibit C to the Pledge Agreement.

Upon receipt of the [SUBORDINATED] Notes, as the case may be, described in clause (1) above and the instruction described in clause (2) above, in accordance with the terms of the Pledge Agreement, the Collateral Agent will cause the Securities Intermediary to effect the release of the Treasury Securities having a corresponding aggregate principal amount at maturity from the Pledge, free and clear of the Company's security interest therein, and the transfer to the Purchase Contract Agent on behalf of the Holder. Upon receipt thereof, the Purchase Contract Agent shall promptly:

                            (i) cancel the related Treasury Stock Purchase
         Units;

                            (ii) transfer the Treasury Securities to the Holder; and

                            (iii) authenticate, execute on behalf of such Holder and deliver a Stock Purchase Units Certificate executed by the Company in accordance with Section 3.03 evidencing the same number of Purchase Contracts as were evidenced by the cancelled Treasury Stock Purchase Units.

                  Holders who elect to reestablish Stock Purchase Units shall be responsible for any fees or expenses payable to the Collateral Agent for its services as Collateral Agent in respect of the reestablishment, and the Company shall not be responsible for any such fees or expenses.

                  Holders of Treasury Stock Purchase Units may only reestablish Stock Purchase Units in integral multiples of 40 Treasury Stock Purchase Units. If a Tax Event Redemption has occurred, Holders may no longer convert their Treasury Stock Purchase Units into Stock Purchase Units.

                  Except as provided in this Section 3.14 or in connection with a Cash Settlement, for so long as the Purchase Contract underlying a Treasury Stock Purchase Unit remains in effect, such Treasury Stock Purchase Unit shall not be separable into its constituent parts and the rights and obligations of the Holder of such Treasury Stock Purchase Unit in respect of the 1/40 of a Treasury Security and the Purchase Contract comprising such Treasury Stock Purchase Unit may be acquired, and may be transferred and exchanged, only as a Treasury Stock Purchase Unit.

                  SECTION 3.15 TRANSFER OF COLLATERAL UPON OCCURRENCE OF TERMINATION EVENT. Upon the occurrence of a Termination Event and the transfer to the Purchase Contract Agent of the [SUBORDINATED] Notes, the appropriate Applicable Ownership Interest of the Treasury Portfolio or the Treasury Securities, as the case may be, underlying the Stock Purchase Units and the Treasury Stock Purchase Units, as the case may be, pursuant to the terms of the Pledge Agreement, the Purchase Contract Agent shall request transfer instructions with respect to such [SUBORDINATED] Notes, the appropriate Applicable Ownership Interest of the Treasury

Portfolio or Treasury Securities, as the case may be, from each Holder by written request, substantially in the form of Exhibit D hereto, mailed to such Holder at its address as it appears in the Security Register.

                  Upon book-entry transfer of the Stock Purchase Units or the Treasury Stock Purchase Units or delivery of a Stock Purchase Units Certificate or Treasury Stock Purchase Units Certificate to the Purchase Contract Agent with such transfer instructions, the Purchase Contract Agent shall transfer the [SUBORDINATED] Notes, the appropriate Applicable Ownership Interest of the Treasury Portfolio or Treasury Securities, as the case may be, underlying such Stock Purchase Units or Treasury Stock Purchase Units, as the case may be, to such Holder by book-entry transfer, or other appropriate procedures, in accordance with such instructions. In the event a Holder of Stock Purchase Units or Treasury Stock Purchase Units fails to effect such transfer or delivery, the [SUBORDINATED] Notes, the appropriate Applicable Ownership Interest of the Treasury Portfolio or Treasury Securities, as the case may be, underlying such Stock Purchase Units or Treasury Stock Purchase Units, as the case may be, and any distributions thereon, shall be held in the name of the Purchase Contract Agent or its nominee in trust for the benefit of such Holder, until the earlier to occur of:

                            (i) the transfer of such Stock Purchase Units or Treasury Stock Purchase Units or surrender of the Stock Purchase Units Certificate or Treasury Stock Purchase Units Certificate or receipt by the Company and the Purchase Contract Agent from such Holder of satisfactory evidence that such Stock Purchase Units Certificate or Treasury Stock Purchase Units Certificate has been destroyed, lost or stolen, together with any indemnity that may be required by the Purchase Contract Agent and the Company; and

                            (ii) the expiration of the time period specified in the abandoned property laws of the relevant State.

                  SECTION 3.16 NO CONSENT TO ASSUMPTION. Each Holder of a Security, by acceptance thereof, shall be deemed expressly to have withheld any consent to the assumption under Section 365 of the Bankruptcy Code or otherwise, of the Purchase Contract by the Company or its trustee, receiver, liquidator or a person or entity performing similar functions in the event that the Company becomes the debtor under the Bankruptcy Code or subject to other similar state or Federal law providing for reorganization or liquidation.

                                   ARTICLE 4

   THE [SUBORDINATED] NOTES AND APPLICABLE OWNERSHIP INTEREST OF THE TREASURY
                                   PORTFOLIO

                  SECTION 4.01 INTEREST PAYMENTS; RIGHTS TO INTEREST PAYMENTS PRESERVED. Any distribution on any [SUBORDINATED] Note or on the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, which is paid on any Payment Date shall, subject to receipt thereof by the Purchase Contract Agent from the Collateral Agent as provided by the terms of the Pledge Agreement, be paid to the Person in whose name the Stock Purchase Units Certificate (or one or more Predecessor Stock Purchase Units Certificates) of which such [SUBORDINATED] Note or the appropriate Applicable Ownership Interest of the

Treasury Portfolio, as the case may be, is registered at the close of business on the Record Date for such Payment Date. Any such distribution shall be subject to deferral at the option of the Company in accordance with the Indenture and the Declaration.

                  Each Stock Purchase Units Certificate evidencing [SUBORDINATED] Notes or the appropriate Applicable Ownership Interest of the Treasury Portfolio delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of any other Stock Purchase Units Certificate shall carry the right to distributions accrued and unpaid, and to accrue distributions interest, which were carried by the [SUBORDINATED] Notes or the appropriate Applicable Ownership Interest of the Treasury Portfolio underlying such other Stock Purchase Units Certificate.

                  In the case of any Stock Purchase Units with respect to which Cash Settlement of the underlying Purchase Contract is properly effected pursuant to Section 5.02 hereof, or with respect to which Early Settlement of the underlying Purchase Contract is properly effected pursuant to Section 5.04 hereof, or with respect to which a Collateral Substitution is effected, in each case on a date that is after any Record Date and prior to or on the next succeeding Payment Date, distributions on the [SUBORDINATED] Notes or on the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, underlying such Stock Purchase Unit otherwise payable on such Payment Date shall be payable on such Payment Date notwithstanding such Cash Settlement or Early Settlement or Collateral Substitution, and such distributions shall, subject to receipt thereof by the Purchase Contract Agent, be payable to the Person in whose name the Stock Purchase Units Certificate (or one or more Predecessor Stock Purchase Units Certificates) was registered at the close of business on the Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Stock Purchase Unit with respect to which Cash Settlement or Early Settlement of the underlying Purchase Contract is properly effected, or with respect to which a Collateral Substitution has been effected, distributions on the related [SUBORDINATED] Notes or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, that would otherwise be payable after the Purchase Contract Settlement Date, Early Settlement Date or the date of the Collateral Substitution, as the case may be, shall not be payable hereunder to the Holder of such Stock Purchase Units; provided, however, that to the extent that such Holder continues to hold separated or [SUBORDINATED] Notes that formerly comprised a part of such Holder's Stock Purchase Unit, such Holder shall be entitled to receive distributions on such separated [SUBORDINATED] Notes.

                  Not later than 15 calendar days nor more than 30 calendar days prior to the Remarketing Date, the Company shall request the Depositary to notify the Beneficial Owners or Depositary Participants holding Securities of the procedures to be followed by Holders of Securities who intend to effect a Cash Settlement.

                  SECTION 4.02 NOTICE AND VOTING. Under the terms of the Pledge Agreement, the Purchase Contract Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged [SUBORDINATED] Notes, but only to the extent instructed in writing by the Holders as described below. Upon receipt of notice of any meeting at which holders of [SUBORDINATED] Notes are entitled to vote or upon any solicitation of consents, waivers or proxies of holders of [SUBORDINATED] Notes, the Purchase Contract Agent shall, as soon as practicable thereafter, mail, first class, postage pre- paid, to the Holders of Stock Purchase Units a notice:

                            (i) containing such information as is contained in the notice or solicitation;

                            (ii) stating that each Holder on the record date set by the Purchase Contract Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of [SUBORDINATED] Notes, as the case may be, entitled to vote) shall be entitled to instruct the Purchase Contract Agent as to the exercise of the voting rights pertaining to such [SUBORDINATED] Notes underlying their Stock Purchase Units; and

                            (iii) stating the manner in which such instructions may be given.

Upon the written request of the Holders of Stock Purchase Units on such record date received by the Purchase Contract Agent at least six days prior to such meeting, the Purchase Contract Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of [SUBORDINATED] Notes, as the case may be, as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a Stock Purchase Unit, the Purchase Contract Agent shall abstain from voting the [SUBORDINATED] Notes underlying such Stock Purchase Unit. The Company hereby agrees, if applicable, to solicit Holders of Stock Purchase Units to timely instruct the Purchase Contract Agent in order to enable the Purchase Contract Agent to vote such [SUBORDINATED] Notes.

                  SECTION 4.03 TAX EVENT REDEMPTION. Upon the occurrence of a Tax Event Redemption prior to the Purchase Contract Settlement Date, an amount equal to the Redemption Amount, plus any accumulated and unpaid distributions or accrued and unpaid interest, as the case may be, payable on the Tax Event Redemption Date with respect to the principal amount of the Notes shall be deposited in the Collateral Account in exchange for the Pledged [SUBORDINATED] Notes. Thereafter, pursuant to the terms of the Pledge Agreement, the Collateral Agent shall cause the Securities Intermediary to apply an amount equal to the Redemption Amount of such funds to purchase on behalf of the Holders of Stock Purchase Units the Treasury Portfolio and promptly remit the remaining portion of such funds to the Purchase Contract Agent for payment to the Holders of such Stock Purchase Units. The Applicable Ownership Interest (as specified in clause
(A) of the definition of such term) of the Treasury Portfolio will be substituted as Collateral for the Pledged [SUBORDINATED] Notes, as the case may be, and will be held by the Collateral Agent in accordance with the terms of the Pledge Agreement to secure the obligation of each Holder of a Stock Purchase Unit to purchase the Common Stock of the Company under the Purchase Contract constituting a part of such Stock Purchase Unit. Following the occurrence of a Tax Event Redemption prior to the Purchase Contract Settlement Date, the Holders of Stock Purchase Units and the Collateral Agent shall have such security interest rights and obligations with respect to the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio as the Holders of Stock Purchase Units and the Collateral Agent had in respect of the [SUBORDINATED] Notes, as the case may be, subject to the Pledge thereof as provided in the Pledge Agreement, and any reference herein to the [SUBORDINATED] Notes shall be deemed to be reference to such Treasury Portfolio. The Company may cause to be made in any Stock Purchase Unit Certificates thereafter to be issued such change in phraseology and form (but not in substance) as may be appropriate to reflect the substitution of the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio for [SUBORDINATED] Notes as Collateral.

                                   ARTICLE 5
                             THE PURCHASE CONTRACTS

                  SECTION 5.01 PURCHASE OF SHARES OF COMMON STOCK. Each Purchase Contract shall obligate the Holder of the related Security to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount (the "Purchase Price"), a number of shares of Common Stock (subject to Section 5.09) equal to the Settlement Rate unless an Early Settlement has occurred in accordance with Section 5.04 hereof or, prior to or on the Purchase Contract Settlement Date, there shall have occurred a Termination Event with respect to the Security of which such Purchase Contract is a part. The "Settlement Rate" is equal to:

                            (i) if the Applicable Market Value (as defined below) is greater than or equal to $______ (the "Threshold Appreciation Price"), _______ share of Common Stock per Purchase Contract;

                            (ii) if the Applicable Market Value is less than the Threshold Appreciation Price but greater than $_______ (the "Reference Price"), the number of shares of Common Stock per Purchase Contract having a value, based on the Applicable Market Value, equal to the Stated Amount; and

                            (iii) if the Applicable Market Value is less than or equal to the Reference Price, _______ share of Common Stock per Purchase Contract,

in each case subject to adjustment as provided in Section 5.04 (and in each case rounded upward or downward to the nearest 1/10,000th of a share).

                  The "Applicable Market Value" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date.

                  The "Closing Price" per share of Common Stock on any date of determination means:

                            (i) the closing sale price as of the 4:15 p.m. close of the principal trading session (or, if no closing price is reported, the last reported sale price) per share on the New York Stock Exchange, Inc. (the "NYSE") on such date;

                            (ii) if the Common Stock is not listed for trading on the NYSE on any such date, the closing sale price per share as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed;

                            (iii) if the Common Stock is not so listed on a United States national or regional securities exchange, the closing sale price per share as reported by The Nasdaq National Market;

                            (iv) if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization; or

                            (v) if such bid price is not available, the average of the mid-point of the last bid and ask prices of the Common Stock on such date from at least three nationally recognized independent investment banking firms retained for this purpose by the Company.

                  A "Trading Day" means a day on which the Common Stock (1) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (2) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

                  Each Holder of a Stock Purchase Unit or a Treasury Stock Purchase Unit, by its acceptance thereof:

                            (i) irrevocably authorizes the Purchase Contract Agent to enter into and perform the related Purchase Contract on its behalf as its attorney-in- fact (including the execution of Certificates on behalf of such Holder);

                            (ii) agrees to be bound by the terms and provisions thereof;

                            (iii) covenants and agrees to perform its obligations under such Purchase Contracts;

                            (iv) consents to the provisions hereof;

                            (v) irrevocably authorizes the Purchase Contract Agent to enter into and perform this Agreement and the Pledge Agreement on its behalf as its attorney-in-fact; and

                            (vi) consents to, and agrees to be bound by, the Pledge of such Holder's right, title and interest in and to the Collateral Account, including the [SUBORDINATED] Notes, the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio or the Treasury Securities pursuant to the Pledge Agreement, provided that upon a Termination Event, the rights of the Holder of such Security under the Purchase Contract may be enforced without regard to any other rights or obligations. Each Holder of a Stock Purchase Unit or a Treasury Stock Purchase Unit, by its acceptance thereof, further covenants and agrees, that to the extent and in the manner provided in Section 5.02 and the Pledge Agreement, but subject to the terms thereof, payments in respect of the

[SUBORDINATED] Notes or the proceeds from the Treasury Securities or the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio at maturity on the Purchase Contract Settlement Date, as the case may be, shall be paid by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

                  Upon registration of transfer of a Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee) by the terms of this Agreement, the Purchase Contracts underlying such Certificate, the Declaration and the Pledge Agreement and the transferor shall be released from the obligations under this Agreement, the Purchase Contracts underlying the Certificate so transferred and the Pledge Agreement. The Company covenants and agrees, and each Holder of a Certificate, by its acceptance thereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

                  SECTION 5.02 PAYMENT OF PURCHASE PRICE.

                  (a) (i) Unless a Tax Event Redemption has occurred or a Holder of a Stock Purchase Unit effects an Early Settlement of the underlying Purchase Contract in the manner described in Section 5.04, each Holder who intends to pay in cash to satisfy such Holder's obligations under the Purchase Contract on the Purchase Contract Settlement Date shall notify the Purchase Contract Agent by use of a notice in substantially the form of Exhibit E hereto of his intention to pay in cash ("Cash Settlement") the Purchase Price for the shares of Common Stock to be purchased pursuant to the related Purchase Contract. Such notice shall be given prior to 5:00 p.m. (New York City time) on the seventh Business Day immediately preceding the Purchase Contract Settlement Date. Prior to 11:00 a.m. (New York City time) on the next succeeding Business Day, the Purchase Contract Agent shall notify the Collateral Agent and the Property Trustee or the Indenture Trustee, as the case may be, of the receipt of such notices from Holders intending to make a Cash Settlement.

                           (ii) A Holder of a Stock Purchase Unit who has so notified the Purchase Contract Agent of his intention to effect a Cash Settlement in accordance with paragraph 5.02(a)(i) above shall pay the Purchase Price to the Securities Intermediary for deposit in the Collateral Account prior to 11:00 a.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, in lawful money of the United States by certified or cashiers' check or wire transfer, in each case in immediately available funds payable to or upon the order of the Securities Intermediary. Any cash received by the Collateral Agent shall be invested promptly by the Securities Intermediary in Permitted Investments and paid to the Company on the Purchase Contract Settlement Date in settlement of the Purchase Contracts in accordance with the terms of this Agreement and the Pledge Agreement. Any funds received by the Securities Intermediary in respect of the investment earnings from such Permitted Investments in excess of the Purchase Price for the shares of Common Stock to be purchased by such Holder shall be distributed to the Purchase Contract Agent when received for payment to the Holder.

                           (iii) If a Holder of a Stock Purchase Unit fails to notify the Purchase Contract Agent of his intention to make a Cash Settlement in accordance with paragraph

         5.02(a)(i) above, or does notify the Purchase Contract Agent as provided in paragraph 5.02(a)(i) above of his intention to pay the Purchase Price in cash, but fails to make such payment as required by paragraph 5.02(a)(ii) above, such Holder shall be deemed to have consented to the disposition of the Pledged [SUBORDINATED] Notes pursuant to the Remarketing as described in paragraph 5.02(b) below.

                           (iv) Promptly after 11:00 a.m. (New York City time) on the fifth Business Day preceding the Purchase Contract Settlement Date, the Purchase Contract Agent, based on notices received by the Purchase Contract Agent pursuant to Section 5.02(a) hereof and notice from the Securities Intermediary regarding cash received by it prior to such time, shall notify the Collateral Agent and the Property Trustee or the Indenture Trustee, as applicable of the aggregate number of [SUBORDINATED] Notes to be tendered for purchase in the Remarketing in a notice substantially in the form of Exhibit F hereto.

                  (b) In order to dispose of the [SUBORDINATED] Notes, Stock Purchase Units Holders who have not notified the Purchase Contract Agent of their intention to effect a Cash Settlement as provided in paragraph 5.02(a)(i) above, or who have so notified the Purchase Contract Agent but failed to make such payment as required by paragraph 5.02(a)(ii) above, the Company shall engage _____________________, as Remarketing Agent (the "Remarketing Agent"), pursuant to the Remarketing Agreement (and subject to removal as provided in the Remarketing Agreement) to sell such [SUBORDINATED] Notes. In order to facilitate the Remarketing, the Purchase Contract Agent, based on the notices specified in
Section 5.02(a)(iv), shall notify the Remarketing Agent, promptly after 11:00 a.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, of the aggregate number of [SUBORDINATED] Notes that are part of Stock Purchase Units to be remarketed. Concurrently, the Collateral Agent, pursuant to the terms of the Pledge Agreement, shall cause such [SUBORDINATED] Notes to be presented to the Remarketing Agent for Remarketing.

                  Upon receipt of such notice from the Purchase Contract Agent and such [SUBORDINATED] Notes, the Remarketing Agent shall, on the third Business Day immediately preceding the Purchase Contract Settlement Date, use reasonable efforts to remarket such [SUBORDINATED] Notes on such date at a price equal to [ ]% of the Stated Amount ($[ ]) per [SUBORDINATED] Note, as provided in the Remarketing Agreement. The proceeds from the Remarketing shall be invested by the Collateral Agent in Permitted Investments, in accordance with the Pledge Agreement, and then applied to satisfy in full such Stock Purchase Units Holders' obligations to pay the Purchase Price for the shares of Common Stock under the related Purchase Contracts on the Purchase Contract Settlement Date. In addition, [$ ] per [SUBORDINATED] Note of the proceeds shall automatically be remitted to the Remarketing Agent for services rendered in connection with the Remarketing (the "Remarketing Fee").

                  If, in spite of using its reasonable efforts, the Remarketing Agent cannot remarket the related [SUBORDINATED] Notes of such Holders of Stock Purchase Units at a price equal to [ ]% of the Stated Amount ($[ ]), then the Remarketing Agent shall increase the interest rate on the [SUBORDINATED] Notes so that the market value of such [SUBORDINATED] Notes will equal ($[ ]). If the Remarketing Agent determines that it will be able to remarket the related [SUBORDINATED] Notes of such Holders of Stock Purchase Units at a price in excess of [ ]% of the Stated Amount ($[ ]), then the Remarketing Agent shall decrease the interest rate on the [SUBORDINATED] Notes so that the market value of such [SUBORDINATED] Notes will be equal to [$ ]. If the Remarketing Agent cannot Remarket the [SUBORDINATED] Notes, as the case may be, after such increase or decrease, the Remarketing shall be deemed to have failed (a "Failed Remarketing"), an event of default shall be deemed to have occurred under this Agreement and the Pledge Agreement and in accordance with the terms of the Pledge Agreement, the Collateral Agent, for the benefit of the Company, shall exercise its rights as a secured party with respect to such [SUBORDINATED] Notes, including those actions specified in paragraph 5.02(c) below; provided, that if upon a Failed Remarketing the Collateral Agent exercises such rights for the benefit of the Company with respect to such [SUBORDINATED] Notes, any accrued and unpaid distributions on such [SUBORDINATED] Notes and any accrued and unpaid Purchase Contract Payments (including any deferred Purchase Contract Payments) shall become payable by the Company to the Purchase Contract Agent for payment to the Beneficial Owner of the Stock Purchase Units to which such [SUBORDINATED] Notes relate. The Company shall cause a notice of such Failed Remarketing to be published on the second Business Day immediately preceding the Purchase Contract Settlement Date in a daily newspaper in the English language of general circulation in the City of New York, which is expected to be The Wall Street Journal, and on Bloomberg News.

                  (c) With respect to any [SUBORDINATED] Notes which are subject to a Failed Remarketing, the Collateral Agent for the benefit of the Company reserves all of its rights as a secured party with respect thereto and, subject to applicable law and paragraph 5.02(g) below, shall, in full satisfaction of the Holders' obligations under the Purchase Contracts among other things, (i) retain the [SUBORDINATED] Notes, (ii) sell the [SUBORDINATED] Notes in one or more public or private sales or (iii) take, or choose not to take, any other action with respect to the [SUBORDINATED] Notes, which in every case specified in (i), (ii) and (iii) shall constitute payment in full for the aggregate Purchase Price for the shares of Common Stock to be purchased under the Purchase Contracts.

                  (d) (i) Unless a Holder of a Treasury Stock Purchase Unit or Stock Purchase Unit (if a Tax Event Redemption has occurred) effects an Early Settlement of the underlying Purchase Contract through the early delivery of cash to the Purchase Contract Agent in the manner described in Section 5.04, each Holder of a Treasury Stock Purchase Unit or Stock Purchase Unit (if a Tax Event Redemption has occurred) who intends to pay in cash shall notify the Purchase Contract Agent by use of a notice in substantially the form of Exhibit E hereto of his intention to pay in cash the Purchase Price for the shares of Common Stock to be purchased pursuant to the related Purchase Contract. Such notice shall be given prior to 5:00 p.m. (New York City time) on the second Business Day immediately preceding the Purchase Contract Settlement Date. Prior to 11:00 a.m. (New York City time) on the next succeeding Business Day, the Purchase Contract Agent shall notify the Collateral Agent of the receipt of such notices from such Holders intending to make a Cash Settlement. Treasury Stock Purchase Unit holders may make Cash Settlements only in integral multiples of 40 Treasury Stock Purchase Units.

                           (ii) A Holder of a Treasury Stock Purchase Unit or Stock Purchase Units (if a Tax Event Redemption has occurred) who has so notified the Purchase Contract Agent of his intention to make a Cash Settlement in accordance with paragraph 5.02(d)(i) above shall pay the Purchase Price to the Securities Intermediary for deposit in the

         Collateral Account prior to 11:00 a.m. (New York City time) on the Business Day immediately preceding the Purchase Contract Settlement Date, in lawful money of the United States by certified or cashiers' check or wire transfer, in each case in immediately available funds payable to or upon the order of the Securities Intermediary. Any cash received by the Collateral Agent shall be invested promptly by the Securities Intermediary in Permitted Investments and paid to the Company on the Purchase Contract Settlement Date in settlement of the Purchase Contract in accordance with the terms of this Agreement and the Pledge Agreement. Any funds received by the Securities Intermediary in respect of the investment earnings from the investment in such Permitted Investments in excess of the Purchase Price for the shares of Common Stock to be purchased by such Holder shall be distributed to the Purchase Contract Agent when received for payment to the Holder.

                           (iii) If a Holder of a Treasury Stock Purchase Unit or Holder of a Stock Purchase Unit (if a Tax Event Redemption has occurred) fails to notify the Purchase Contract Agent of his intention to make a Cash Settlement in accordance with paragraph 5.02(d)(i) above, or does notify the Purchase Contract Agent as provided in paragraph 5.02(d)(i) above of his intention to pay the Purchase Price in cash, but fails to make such payment as required by paragraph 5.02(d)(ii) above, then upon the maturity of the Pledged Treasury Securities or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio held by the Securities Intermediary on the Business Day immediately preceding the Purchase Contract Settlement Date, the principal amount of the Treasury Securities or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio received by the Securities Intermediary shall be invested promptly in Permitted Investments. On the Purchase Contract Settlement Date, an amount equal to the Purchase Price shall be remitted to the Company as payment thereof without receiving any instructions from the Holder. In the event the sum of the proceeds from the related Pledged Treasury Securities or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio and the investment earnings earned from such investments is in excess of the aggregate Purchase Price of the Purchase Contracts being settled thereby, the Collateral Agent shall cause the Securities Intermediary to distribute such excess to the Purchase Contract Agent for the benefit of the Holder of the related Treasury Stock Purchase Unit or Stock Purchase Unit when received.

                           (iv) A holder of a [SUBORDINATED] Note that is no longer part of a Stock Purchase Unit may elect to have such [SUBORDINATED] Note, as the case may be, remarketed. A holder making such an election must notify the Indenture Trustee prior to 11:00 a.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, of the aggregate number of [SUBORDINATED] Notes, as the case may be, that are not part of Stock Purchase Units to be remarketed. Any such notice will be irrevocable and may not be conditioned upon the level at which the Reset Rate is established in the Remarketing. Concurrently, the Property Trustee or the Indenture Trustee, as the case may be, shall cause such [SUBORDINATED] Notes, as the case may be, to be presented to the Remarketing Agent for Remarketing.

                  (e) Any distribution to Holders of any payments described above shall be payable at the office of the Purchase Contract Agent in New York City maintained for that purpose or, at the option of the Holder, by check mailed to the address of the Person entitled thereto at such address as it appears on the Security Register.

                  (f) Upon Cash Settlement of any Purchase Contract:

                            (i) the Collateral Agent will in accordance with the terms of the Pledge Agreement cause the Pledged [SUBORDINATED] Notes, the appropriate Applicable Ownership Interest (as specified in clause
         (A) of the definition of such term) of the Treasury Portfolio or the Pledged Treasury Securities, as the case may be, underlying the relevant Security to be released from the Pledge, free and clear of any security interest of the Company, and transferred to the Purchase Contract Agent for delivery to the Holder thereof or its designee as soon as practicable; and

                            (ii) subject to the receipt thereof, the Purchase Contract Agent shall, by book-entry transfer or other appropriate procedures, in accordance with written instructions provided by the Holder thereof, transfer such [SUBORDINATED] Notes, or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio or such Treasury Securities, as the case may be (or, if no such instructions are given to the Purchase Contract Agent by the Holder, the Purchase Contract Agent shall hold such [SUBORDINATED] Notes, or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio or such Treasury Securities, as the case may be, and any interest payment thereon, in the name of the Purchase Contract Agent or its nominee in trust for the benefit of such Holder until the expiration of the time period specified in the abandoned property laws of the relevant state).

                  (g) The obligations of the Holders to pay the Purchase Price are non-recourse obligations and, except to the extent satisfied by Early Settlement or Cash Settlement, are payable solely out of the proceeds of any Collateral pledged to secure the obligations of the Holders and in no event will Holders be liable for any deficiency between the proceeds of the disposition of Collateral and the Purchase Price.

                  (h) The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates thereof to the Holder of the related Security unless the Company shall have received payment in full for the aggregate Purchase Price for the Common Stock to be purchased thereunder in the manner herein set forth.

                  SECTION 5.03 ISSUANCE OF SHARES OF COMMON STOCK. Unless a Termination Event or an Early Settlement shall have occurred, subject to Section 5.04(b), on the Purchase Contract Settlement Date upon receipt of the aggregate Purchase Price payable on all Outstanding Securities, the Company shall issue and deposit with the Purchase Contract Agent, for the benefit of the Holders of the Outstanding Securities, one or more certificates representing newly issued shares of Common Stock registered in the name of the Purchase Contract Agent (or its nominee) as custodian for the Holders (such certificates for shares of Common Stock, together with any dividends or distributions for which a record date and payment date for such dividend or distribution has occurred after the Purchase Contract Settlement Date, being hereinafter referred to as the "Purchase Contract Settlement Fund") to which the Holders are entitled hereunder.

                  Subject to the foregoing, upon surrender of a Certificate to the Purchase Contract Agent on or after the Purchase Contract Settlement Date or Early Settlement Date, as the case may be, together with settlement instructions thereon duly completed and executed, the Holder of such Certificate shall be entitled to receive forthwith in exchange therefor a certificate representing that number of newly issued whole shares of Common Stock which such Holder is entitled to receive pursuant to the provisions of this Article Five (after taking into account all Securities then held by such Holder), together with cash in lieu of fractional shares as provided in Section 5.09 and any dividends or distributions with respect to such shares constituting part of the Purchase Contract Settlement Fund, but without any interest thereon, and the Certificate so surrendered shall forthwith be cancelled. Such shares shall be registered in the name of the Holder or the Holder's designee as specified in the settlement instructions provided by the Holder to the Purchase Contract Agent. If any shares of Common Stock issued in respect of a Purchase Contract are to be registered to a Person other than the Person in whose name the Certificate evidencing such Purchase Contract is registered, no such registration shall be made unless the Person requesting such registration has paid any transfer and other taxes required by reason of such registration in a name other than that of the registered Holder of the Certificate evidencing such Purchase Contract or has established to the satisfaction of the Company that such tax either has been paid or is not payable.

                  SECTION 5.04 ADJUSTMENT OF SETTLEMENT RATE.

                  (a) Adjustments for Dividends, Distributions, Stock Splits,
Etc.

                  (1) In case the Company shall pay or make a dividend or other distribution on Common Stock in Common Stock, the Settlement Rate in effect at the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such dividend or other distribution shall be increased by dividing such Settlement Rate by a fraction of which:

                           (i) the numerator shall be the number of shares of
                  Common Stock outstanding at the close of business on the date fixed for such determination; and

                           (ii) the denominator shall be the sum of such number
                  of shares and the total number of shares constituting such dividend or other distribution,

such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

                  (2) In case the Company shall issue rights, warrants or options to all holders of its Common Stock (not being available on an equivalent basis to Holders of the Securities upon settlement of the Purchase Contracts underlying such Securities) entitling them, for a period expiring within 45 days after the record date for the determination of shareholders entitled to receive such rights, warrants or options, to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price per share of Common Stock on the date fixed for the determination of shareholders entitled to receive such rights, warrants or options, the Settlement Rate in effect at the opening of business on the day following the date fixed for such determination shall be increased by dividing such Settlement Rate by a fraction of which:

                           (i) the numerator shall be the number of shares of
                  Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price; and

                           (ii) the denominator shall be the number of shares of
                  Common Stock outstanding at the close of business on the date fixed for such determination plus the number of shares of Common Stock so offered for subscription or purchase,

such increase to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include any shares issuable in respect of any scrip certificates issued in lieu of fractions of shares of Common Stock. The Company agrees that it shall not issue any such rights, warrants or options in respect of shares of Common Stock held in the treasury of the Company.

                  (3) In case outstanding shares of Common Stock shall be subdivided or split into a greater number of shares of Common Stock, the Settlement Rate in effect at the opening of business on the day following the day upon which such subdivision or split becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Settlement Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision, split or combination becomes effective.

                  (4) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock evidences of its indebtedness or assets (including securities, but excluding any rights, warrants or options referred to in paragraph (2) of this Section 5.04(a), any dividend or distribution paid exclusively in cash and any dividend or distribution referred to in paragraph (1) of this Section 5.04(a)), the Settlement Rate shall be adjusted so that the same shall equal the rate determined by dividing the Settlement Rate in effect immediately prior to the close of business on the date fixed for the determination of shareholders entitled to receive such distribution by a fraction of which:

                           (i) the numerator shall be the Current Market Price
                  per share of Common Stock on the date fixed for such determination less the then fair market value (as reasonably determined by the Board of Directors, whose determination shall be conclusive and the basis for which shall be described in a Board Resolution) of the portion of the assets or evidences of indebtedness so distributed applicable to one share of Common Stock; and

                           (ii) the denominator shall be such Current Market
                  Price per share of Common Stock,

such adjustment to become effective immediately prior to the opening of business on the day following the date fixed for the determination of shareholders entitled to receive such distribution. In any case in which this paragraph (4) is applicable, paragraph (2) of this Section 5.04(a) shall not be applicable. In the event that such dividend or distribution is not so paid or made, the Settlement Rate shall again be adjusted to be the Settlement Rate which would then be in effect if such dividend or distribution had not been declared.

                  (5) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding:

                           (i) any quarterly cash dividend on Common Stock to
                  the extent that the aggregate cash dividend per share of Common Stock in any fiscal quarter does not exceed $____ per share (as adjusted from time to time to reflect the subdivisions or combinations of Common Stock, the "Dividend Threshold"), and

                           (ii) any dividend or distribution in connection with
                  the liquidation, dissolution or termination of the Company, whether voluntary or involuntary),

then, in such case, the Settlement Rate shall be increased so that the same shall equal the rate determined by dividing the Settlement Rate in effect immediately prior to the close of business on such record date by a fraction of which:

                           (i) the numerator shall be the Current Market Price
                  of Common Stock on the record date less the amount of cash so distributed (and not excluded as provided above) applicable to one share of Common Stock; and

                           (ii) the denominator shall be the Current Market
                  Price of Common Stock,

such increase to be effective immediately prior to the opening of business on the day following the record date; provided, however, that in the event the portion of cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price per share of Common Stock on the record date, in lieu of the foregoing adjustment, adequate provision shall be made so that each holder of a Security shall have the right to receive upon settlement of the Securities the amount of cash such Holder would have received had such Holder settled each Security on the record date. In the event that such dividend or distribution is not so paid or made, the Settlement Rate shall again be adjusted to be the Settlement Rate which would then be in effect if such dividend or distribution had not been declared. If any adjustment is required to be made as set forth in this Section 5.04(a)(5) as a result of a distribution that is a quarterly dividend, such adjustment shall be based upon the amount by which such distribution exceeds the amount of the Dividend Threshold. If an adjustment is required to be made as set forth in this Section 5.04(a)(5) above as a result of a distribution that is not a quarterly dividend, such adjustment shall be based upon the full amount of the distribution.

                  (6) In case a tender or exchange offer made by the Company or any subsidiary of the Company for all or any portion of Common Stock shall expire and such tender or exchange offer (as amended upon the expiration thereof) shall require the payment to shareholders (based on the acceptance (up to any maximum specified in the terms of the tender or exchange offer) of Purchased Shares as herein defined) of (I) an aggregate consideration having a fair market value (as reasonably determined by the Board of Directors, whose determination shall be conclusive and the basis for which shall be described in a Board Resolution) that combined together with the aggregate of the cash plus the fair market value (as reasonably determined by the Board of Directors, whose determination shall be conclusive and the basis for which shall be described in a Board Resolution), as of the expiration of such tender or exchange offer, of consideration payable in respect of any other tender or exchange offer, by the Company or any subsidiary of the Company for all or any portion of Common Stock expiring within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to this paragraph
(6) has been made, and (II) the aggregate amount of any distributions to all holders of Common Stock made exclusively in cash within the 12 months preceding the expiration of such tender or exchange offer and in respect of which no adjustment pursuant to paragraph (6) has been made, exceeds 15% of the product of the Current Market Price per share of Common Stock as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender or exchange offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Settlement Rate shall be adjusted so that the same shall equal the rate determined by dividing the Settlement Rate immediately prior to the close of business on the date of the Expiration Time by a fraction:

                           (i) the numerator of which shall be equal to (A) the
                  product of (I) the Current Market Price per share of Common Stock on the date of the Expiration Time and (II) the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time less (B) the amount of cash plus the fair market value (determined as aforesaid) of the aggregate consideration payable to shareholders based on the transactions described in clauses (I) and (II) above (assuming in the case of clause (I) the acceptance, up to any maximum specified in the terms of the tender or exchange offer, of Purchased Shares); and

                           (ii) the denominator of which shall be equal to the
                  product of (A) the Current Market Price per share of Common Stock as of the Expiration Time and (B) the number of shares of Common Stock outstanding (including any tendered shares) as of the Expiration Time less the number of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares").

                  (7) The reclassification of Common Stock into securities including securities other than Common Stock (other than any reclassification upon a Reorganization Event to which Section 5.04(b) applies) shall be deemed to involve:

                           (i) a distribution of such securities other than
                  Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be "the date fixed for the determination of shareholders entitled to receive such distribution" and the "date fixed for such determination" within the meaning of paragraph (4) of this Section); and

                           (ii) a subdivision, split or combination, as the case
                  may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision or split becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision, split or combination becomes effective" within the meaning of paragraph (3) of this Section).

                  (8) The "Current Market Price" per share of Common Stock on any date of determination means the average of the daily Closing Prices for the five consecutive Trading Days selected by the Company commencing not more than 30 Trading Days before, and ending not later than, the earlier of such date of determination and the day before the "ex date" with respect to the issuance or distribution requiring such computation. For purposes of this paragraph, the term "ex date," when used with respect to any issuance or distribution, shall mean the first date on which Common Stock trades on such exchange or in such market without the right to receive such issuance or distribution.

                  (9) All adjustments to the Settlement Rate shall be calculated to the nearest 1/10,000th of a share of Common Stock (or if there is not a nearest 1/10,000th of a share, to the next lower 1/10,000th of a share). No adjustment in the Settlement Rate shall be required unless such adjustment would require an increase or decrease of at least one percent thereof; provided, however, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment. If an adjustment is made to the Settlement Rate pursuant to paragraph (1), (2), (3), (4), (5), (6), (7) or (10) of this Section 5.04(a), an adjustment shall also be made to the Applicable Market Value solely to determine which of clauses (i), (ii) or (iii) of the definition of Settlement Rate in Section 5.01 will apply on the Purchase Contract Settlement Date. Such adjustment shall be made by multiplying the Applicable Market Value by a fraction of which the numerator shall be the Settlement Rate immediately after such adjustment pursuant to paragraph (1), (2), (3), (4), (5), (6), (7) or (10) of this Section 5.04(a) and the denominator shall be the Settlement Rate immediately prior to such adjustment; provided, however, that if such adjustment to the Settlement Rate is required to be made pursuant to the occurrence of any of the events contemplated by paragraph (1), (2), (3), (4), (5), (6), (7) or
(10) of this Section 5.04(a) during the period taken into consideration for determining the Applicable Market Value, appropriate and customary adjustments shall be made to the Settlement Rate.

                  (10) The Company may, but shall not be required to, make such increases in the Settlement Rate, in addition to those required by this Section, as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights or warrants to purchase or subscribe for stock or from any event treated as such for income tax purposes or for any other reason.

                  (b) Adjustment for Consolidation, Merger or Other Reorganization Event.


                  (1) In the event of:

                           (i) any consolidation or merger of the Company with
                  or into another Person (other than a merger or consolidation in which the Company is the continuing corporation and in which the shares of Common Stock outstanding immediately prior to the merger or consolidation are not exchanged for cash, securities or other property of the Company or another corporation);

                           (ii) any sale, transfer, lease or conveyance to
                  another Person of the property of the Company as an entirety or substantially as an entirety;

                           (iii) any statutory share exchange of the Company
                  with another Person (other than in connection with a merger or acquisition); or

                           (iv) any liquidation, dissolution or termination of
                  the Company other than as a result of or after the occurrence of a Termination Event, (any such event, a "Reorganization Event"),

the Settlement Rate will be adjusted to provide that each Holder of Securities will receive on the Purchase Contract Settlement Date with respect to each Purchase Contract forming a part thereof, the kind and amount of securities, cash and other property receivable upon such Reorganization Event (without any interest thereon, and without any right to dividends or distribution thereon which have a record date that is prior to the Purchase Contract Settlement Date) by a Holder of the number of shares of Common Stock issuable on account of each Purchase Contract if the Purchase Contract Settlement Date had occurred immediately prior to such Reorganization Event, assuming such Holder of Common Stock is not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be (any such Person, a "Constituent Person"), or an Affiliate of a Constituent Person to the extent such Reorganization Event provides for different treatment of Common Stock held by Affiliates of the Company and non-affiliates and such Holder failed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such Reorganization Event (provided that if the kind or amount of securities, cash and other property receivable upon such Reorganization Event is not the same for each share of Common Stock held immediately prior to such Reorganization Event by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("Non-Electing Share"), then for the purpose of this Section the kind and amount of securities, cash and other property receivable upon such Reorganization Event by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares).

                  In the event of such a Reorganization Event, the Person formed by such consolidation, merger or exchange or the Person which acquires the assets of the Company or, in the event of a liquidation, dissolution or termination of the Company, the Company or a liquidating trust created in connection therewith, shall execute and deliver to the Purchase Contract Agent an agreement supplemental hereto providing that each Holder of an Outstanding Security shall have the rights provided by this Section 5.04(b). Such supplemental agreement shall provide for adjustments which, for events subsequent to the effective date of such supplemental agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section. The above provisions of this Section shall similarly apply to successive Reorganization Events.

                  (2) In the event of a consolidation or merger of the Company with or into another Person, any merger of another Person into the Company (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock) in which 30% or more of the total consideration paid to the Company's shareholders consists of cash or cash equivalents, then a Holder of a Security may settle his Purchase Contract for cash as described in Section 5.02(a)(i) or 5.02(d)(i) hereof, as applicable, during the one week period beginning on the twenty-third Trading Day following the closing date of such merger (the "Early Settlement Week"), at the applicable Settlement Rate. For the purposes of this Section, the twenty-third Trading Day after the closing of the merger or consolidation shall be deemed to be the Purchase Contract Settlement Date for the purpose of determining the Applicable Market Value and the deadline for submitting the notice to settle early and the related cash payment shall be 5:00 p.m. (New York City time) of the last Business Day of the Early Settlement Week. Notwithstanding the foregoing, no early settlement will be permitted under this Section 5.04(b)(2) unless, at the time such early settlement is effected, there is an effective Registration Statement with respect to the shares of Common Stock to be issued and delivered in connection with such early settlement, if such a Registration Statement is required (in the view of counsel, which need not be in the form of a written opinion, for either the Company or the Purchase Contract Agent) under the Securities Act. If such a Registration Statement is so required, the Company covenants and agrees to use its best efforts to (A) have in effect a Registration Statement covering the shares of Common Stock to be delivered in respect of the Purchase Contracts being settled and (B) provide a Prospectus in connection therewith, in each case in a form that the Purchase Contract Agent may use in connection with such early settlement.

                  (c) All calculations and determinations pursuant to this
Section 5.04 shall be made by the Company or its agent and the Purchase Contract Agent shall have no responsibility with respect thereto.

                  SECTION 5.05 NOTICE OF ADJUSTMENTS AND CERTAIN OTHER EVENTS.

                  (a) Whenever the Settlement Rate is adjusted as herein provided, the Company shall:

                            (i) forthwith compute the adjusted Settlement Rate in accordance with Section 5.04 and prepare and transmit to the Purchase Contract Agent an Officers' Certificate setting forth the Settlement Rate, the method of calculation thereof in reasonable detail, and the facts requiring such adjustment and upon which such adjustment is based; and

                            (ii) within 10 Business Days following the occurrence of an event that requires an adjustment to the Settlement Rate pursuant to Section 5.04 (or if the Company is not aware of such occurrence, as soon as practicable after becoming so aware), provide a written notice to the Holders of the Securities of the occurrence of such event and a statement in reasonable detail setting forth the method by which the adjustment to the Settlement Rate was determined and setting forth the adjusted Settlement Rate.

                  (b) The Purchase Contract Agent shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Settlement Rate, or with respect to the nature or extent or calculation of any such adjustment when made, or with respect to the method employed in making the same. The Purchase Contract Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any shares of Common Stock, or of any securities or property, which may at the time be issued or delivered with respect to any Purchase Contract; and the Purchase Contract Agent makes no representation with respect thereto. The Purchase Contract Agent shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock pursuant to a Purchase Contract or to comply with any of the duties, responsibilities or covenants of the Company contained in this Article.

                  SECTION 5.06 TERMINATION EVENT; NOTICE. The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of the Holders to receive and the obligation of the Company to pay any Purchase Contract Payments (including any deferred or accrued and unpaid Purchase Contract Payments), if the Company shall have such obligation, and the rights and obligations of Holders to purchase Common Stock, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Purchase Contract Agent or the Company, if, prior to or on the Purchase Contract Settlement Date, a Termination Event shall have occurred.

                  Upon and after the occurrence of a Termination Event, the Securities shall thereafter represent the right to receive the [SUBORDINATED] Notes, the Treasury Securities or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, forming part of such Securities, in accordance with the provisions of Section 5.04 of the Pledge Agreement. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Purchase Contract Agent, the Collateral Agent and the Holders, at their addresses as they appear in the Security Register.

                  SECTION 5.07 INTENTIONALLY OMITTED.

                  SECTION 5.08 INTENTIONALLY OMITTED.

                  SECTION 5.09 NO FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares of Common Stock shall be issued or delivered upon settlement on the Purchase Contract Settlement Date or upon Early Settlement of any Purchase Contracts. If Certificates evidencing more than one Purchase Contract shall be surrendered for settlement at one time by the same Holder, the number of full shares of Common Stock which shall be delivered upon settlement shall be computed on the basis of the aggregate number of Purchase Contracts evidenced by the Certificates so surrendered. Instead of any fractional share of Common Stock which would otherwise be deliverable upon settlement of any Purchase Contracts on the Purchase Contract Settlement Date or upon Early Settlement, the Company, through the Purchase Contract Agent, shall make a cash payment in respect of such fractional interest in an amount equal to the value of such fractional shares times the Applicable Market Value. The Company shall provide the Purchase Contract Agent from time to time with sufficient funds to permit the Purchase Contract Agent to make all cash payments required by this Section 5.09 in a timely manner.

                  SECTION 5.10 CHARGES AND TAXES. The Company will pay all stock transfer and similar taxes attributable to the initial issuance and delivery of the shares of Common Stock pursuant to the Purchase Contracts; provided, however, that the Company shall not be required to pay any such tax or taxes which may be payable in respect of any exchange of or substitution for a Certificate evidencing a Security or any issuance of a share of Common Stock in a name other than that of the registered Holder of a Certificate surrendered in respect of the Securities evidenced thereby, other than in the name of the Purchase Contract Agent, as custodian for such Holder, and the Company shall not be required to issue or deliver such share certificates or Certificates unless or until the Person or Persons requesting the transfer or issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

                  SECTION 5.11 PURCHASE CONTRACT PAYMENTS.


                  (a) Subject to Section 5.12, the Company shall pay, on each Payment Date, the Purchase Contract Payments payable in respect of each Purchase Contract to the Person in whose name a Certificate is registered at the close of business on the Record Date next preceding such Payment Date. The Purchase Contract Payments will be payable at the office of the Purchase Contract Agent in New York City maintained for that purpose or, at the option of the Holder, by check mailed to the address of the Person entitled thereto at such Person's address as it appears on the Security Register. If any date on which Purchase Contract Payments are to be made is not a Business Day, then payment of the Purchase Contract Payments payable on such date will be made on the next succeeding day that is a Business Day (and without any interest in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment will be made on the immediately preceding Business Day. Purchase Contract Payments payable for any period will be computed (i) for any full quarterly period on the basis of a 360-day year of twelve 30-day months and (ii) for any period shorter than a full quarterly period, on the basis of a 30-day month and, for periods of less than a month, on the basis of the actual number of days elapsed per 30-day month.

                  (b) Upon the occurrence of a Termination Event, the Company's obligation to pay future Purchase Contract Payments (including any accrued or deferred Purchase Contract Payments) shall cease.

                  (c) Each Certificate delivered under this Agreement upon registration of transfer of or in exchange for or in lieu of (including as a result of a Collateral Substitution or the reestablishment of Stock Purchase Units) any other Certificate shall carry the right to accrued or deferred and unpaid Purchase Contract Payments and the right to accrue Purchase Contract Payments, which rights were carried by the Purchase Contracts underlying such other Certificates.

                  (d) Subject to Section 5.04, in the case of any Security with respect to which Early Settlement of the underlying Purchase Contract is effected on an Early Settlement Date that is after any Record Date and prior to or on the next succeeding Payment Date, Purchase Contract Payments otherwise payable on such Payment Date shall be payable on such Payment Date notwithstanding such Early Settlement, and such Purchase Contract Payments shall be paid to the Person in whose name the Certificate evidencing such Security is registered at the close of business on such Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security with respect to which Early Settlement of the underlying Purchase Contract is effected on an Early Settlement Date, Purchase Contract Payments that would otherwise be payable after the Early Settlement Date with respect to such Purchase Contract shall not be payable.

                  SECTION 5.12 DEFERRAL OF PURCHASE CONTRACT PAYMENTS.

                  (a) The Company has the right to defer payment of all or part of the Purchase Contract Payments in respect of each Purchase Contract until no later than the Purchase Contract Settlement Date, but only if the Company shall give the Holders and the Purchase Contract Agent written notice of its election to defer such payment (specifying the amount to be deferred) at least ten Business Days prior to the earlier of (i) the next succeeding Payment Date or
(ii) the date the Company is required to give notice of the Record Date or Payment Date with respect to payment of such Purchase Contract Payments to the NYSE or other applicable self-regulatory organization or to Holders of the Securities, but in any event not less than one Business Day prior to such Record Date. If the Company so elects to defer Purchase Contract Payments, the Company shall pay additional Purchase Contract Payments on such deferred installments of Purchase Contract Payments at a rate equal to ___% per annum, compounding quarterly, until such deferred installments are paid in full. Deferred Purchase Contract Payments shall be due on the Payment Date except to the extent that payment is deferred pursuant to this Section. Except as otherwise provided in
Section 5.11(d), in the case of any Security with respect to which Early Settlement of the underlying Purchase Contract is effected on an Early Settlement Date, the Holder will have no right to receive any accrued or deferred Purchase Contract Payments.

                  (b) In the event the Company elects to defer the payment of Purchase Contract Payments on the Purchase Contracts until the Purchase Contract Settlement Date, each Holder will receive on the Purchase Contract Settlement Date the aggregate amount of accrued and unpaid Purchase Contract Payments. The Company shall pay such amounts on the Purchase Contract Settlement Date in the manner described in Section 5.02(e).

                  (c) In the event the Company exercises its option to defer the payment of Purchase Contract Payments, then, until all deferred Purchase Contract Payments have been paid, the Company shall not, and shall not permit any of its subsidiaries to (a) make any payment of principal, interest or premium, if any, on or repay, repurchase or redeem any debt securities that rank junior to the [SUBORDINATED] Notes in the right of payment issued by the Company or any subsidiary of the Company, or (b) make any guarantee payments with respect to any guarantee by the Company of any securities of any of its subsidiaries if such guarantee ranks junior to the [SUBORDINATED] Notes in the right of payment, (c) declare or pay any dividends or distributions on any of the Company's capital stock or (d) redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock. Notwithstanding the foregoing, the Company may (1) purchase or acquire its capital stock in connection with the satisfaction by it of its obligations under any employee benefit plans or pursuant to any contract or security outstanding on the first day of any such event requiring it to purchase its capital stock;
(2) reclassify its capital stock or exchange or convert one class or series of its capital stock for another class or series of its capital stock; (3) purchase fractional interests in shares of its capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged; (4) declare dividends or distributions in its capital stock; and (5) redeem or repurchase any rights pursuant to a rights agreement.

                                   ARTICLE 6
                                    REMEDIES

                  SECTION 6.01 UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PURCHASE CONTRACT PAYMENTS AND TO PURCHASE SHARES OF COMMON STOCK. Each Holder of a Security shall have the right, which is absolute and unconditional, (i) subject to the right of the Company to defer such payments in accordance with
Section 5.12, to receive each Purchase Contract Payment with respect to the Purchase Contract comprising part of such Security on the respective Payment Date for such Security and (ii) to purchase shares of Common Stock pursuant to such Purchase Contract and, in each such case, to institute suit for the enforcement of any such right to receive Purchase Contract Payments and the right to purchase shares of Common Stock, and such rights shall not be impaired without the consent of such Holder.

                  SECTION 6.02 RESTORATION OF RIGHTS AND REMEDIES. If any Holder has instituted any proceeding to enforce any right or remedy under this Agreement and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to such Holder, then and in every such case, subject to any determination in such proceeding, the Company and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of such Holder shall continue as though no such proceeding had been instituted.

                  SECTION 6.03 RIGHTS AND REMEDIES CUMULATIVE. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Certificates in the last paragraph of Section 3.10, no right or remedy herein conferred upon or reserved to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.

The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                  SECTION 6.04 DELAY OR OMISSION NOT WAIVER. No delay or omission of any Holder to exercise any right or remedy upon a default shall impair any such right or remedy or constitute a waiver of any such right. Every right and remedy given by this Article or by law to the Holders may be exercised from time to time, and as often as may be deemed expedient, by such Holders.

                  SECTION 6.05 UNDERTAKING FOR COSTS. All parties to this Agreement agree, and each Holder of a Security, by its acceptance of such Security shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Agreement, or in any suit against the Purchase Contract Agent for any action taken, suffered or omitted by it as Purchase Contract Agent, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees and costs against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided that the provisions of this Section shall not apply to any suit instituted by the Purchase Contract Agent, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of interest on any [SUBORDINATED] Notes or Purchase Contract Payments on or after the respective Payment Date therefor in respect of any Security held by such Holder, or for enforcement of the right to purchase shares of Common Stock under the Purchase Contracts constituting part of any Security held by such Holder.

                  SECTION 6.06 WAIVER OF STAY OR EXTENSION LAWS. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Agreement; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Purchase Contract Agent or the Holders, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE 7
                           THE PURCHASE CONTRACT AGENT

                  SECTION 7.01 CERTAIN DUTIES AND RESPONSIBILITIES.

                  (a) The Purchase Contract Agent:

                  (1) undertakes to perform, with respect to the Securities, such duties and only such duties as are specifically set forth in this Agreement and the Pledge Agreement, and no implied covenants or obligations shall be read into this Agreement or the Pledge Agreement against the Purchase Contract Agent; and

                  (2) in the absence of bad faith or gross negligence on its part, may, with respect to the Securities, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Purchase Contract Agent and conforming to the requirements of this Agreement or the Pledge Agreement, as applicable, but in the case of any certificates or opinions which by any provision hereof are specifically required to be furnished to the Purchase Contract Agent, the Purchase Contract Agent shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement or the Pledge Agreement, as applicable (but need not confirm or investigate the accuracy of the mathematical calculations or other facts stated therein).

                  (b) No provision of this Agreement or the Pledge Agreement shall be construed to relieve the Purchase Contract Agent from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that:

                  (1) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

                  (2) the Purchase Contract Agent shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Purchase Contract Agent was negligent in ascertaining the pertinent facts;

                  (3) no provision of this Agreement or the Pledge Agreement shall require the Purchase Contract Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if indemnity satisfactory to the Purchase Contract Agent is not provided to it; and

                  (4) the Purchase Contract Agent shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities.

                  (c) Whether or not therein expressly so provided, every provision of this Agreement and the Pledge Agreement relating to the conduct or affecting the liability of or affording protection to the Purchase Contract Agent shall be subject to the provisions of this Section.

                  (d) The Purchase Contract Agent is authorized to execute and deliver the Pledge Agreement in its capacity as Purchase Contract Agent.

                  SECTION 7.02 NOTICE OF DEFAULT. Within 30 days after the occurrence of any default by the Company hereunder of which a Responsible Officer of the Purchase Contract Agent has actual knowledge, the Purchase Contract Agent shall transmit by mail to the Company and the Holders of Securities, as their names and addresses appear in the Security Register, notice of such default hereunder, unless such default shall have been cured or waived.

                  SECTION 7.03 CERTAIN RIGHTS OF PURCHASE CONTRACT AGENT. Subject to the provisions of Section 7.01:

                  (1) the Purchase Contract Agent may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, [SUBORDINATED] Note, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate, Issuer Order or Issuer Request, and any resolution of the Board of Directors of the Company may be sufficiently evidenced by a Board Resolution;

                  (3) whenever in the administration of this Agreement or the Pledge Agreement the Purchase Contract Agent shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Purchase Contract Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate of the Company;

                  (4) the Purchase Contract Agent may consult with counsel of its selection appointed with due care by it hereunder and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (5) the Purchase Contract Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Purchase Contract Agent, in its discretion, and at the expense of the Company, may make reasonable further inquiry or investigation into such facts or matters related to the execution, delivery and performance of the Purchase Contracts as it may see fit, and, if the Purchase Contract Agent shall determine to make such further inquiry or investigation, it shall be given a reasonable opportunity to examine the relevant books, records and premises of the Company, personally or by agent or attorney and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

                  (6) the Purchase Contract Agent may execute any of the powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or an Affiliate and the Purchase Contract Agent shall not be responsible for any misconduct or negligence on the part of any agent or attorney or an Affiliate appointed with due care by it hereunder;

                  (7) the Purchase Contract Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement at the request or direction of any of the Holders pursuant to this Agreement, unless such Holders shall have offered to the Purchase Contract Agent security or indemnity satisfactory to the Purchase Contract Agent against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (8) the Purchase Contract Agent shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (9) the Purchase Contract Agent shall not be deemed to have notice of any default hereunder unless a Responsible Officer of the Purchase Contract Agent has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Purchase Contract Agent at the Corporate Trust Office of the Purchase Contract Agent, and such notice references the Securities and this Agreement;

                  (10) the Purchase Contract Agent may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Agreement, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded; and

                  (11) the rights, privileges, protections, immunities and benefits given to the Purchase Contract Agent, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Purchase Contract Agent in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder.

                  SECTION 7.04 NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF SECURITIES. The recitals contained herein and in the Certificates shall be taken as the statements of the Company, and the Purchase Contract Agent assumes no responsibility for their accuracy. The Purchase Contract Agent makes no representations as to the validity or sufficiency of either this Agreement or of the Securities, or of the Pledge Agreement or the Pledge. The Purchase Contract Agent shall not be accountable for the use or application by the Company of the proceeds in respect of the Purchase Contracts.

                  SECTION 7.05 MAY HOLD SECURITIES. Any Security Registrar or any other agent of the Company, or the Purchase Contract Agent and its Affiliates, in their individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, the Collateral Agent or any other Person with the same rights it would have if it were not Security Registrar or such other agent, or the Purchase Contract Agent. The Company may become the owner or pledgee of Securities.

                  SECTION 7.06 MONEY HELD IN CUSTODY. Money held by the Purchase Contract Agent in custody hereunder need not be segregated from the other funds except to the extent required by law or provided herein. The Purchase Contract Agent shall be under no obligation to invest or pay interest on any money received by it hereunder except as otherwise provided hereunder or agreed in writing with the Company.

                  SECTION 7.07 COMPENSATION AND REIMBURSEMENT. The Company agrees:

                  (1) to pay to the Purchase Contract Agent compensation for all services rendered by it hereunder and under the Pledge Agreement as the Company and the Purchase Contract Agent shall from time to time agree in writing;

                  (2) except as otherwise expressly provided for herein, to reimburse the Purchase Contract Agent upon its request for all reasonable expenses, disbursements and advances incurred or made by the Purchase Contract Agent in accordance with any provision of this Agreement and the Pledge Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its gross negligence, willful misconduct or bad faith; and

                  (3) to indemnify the Purchase Contract Agent and any predecessor Purchase Contract Agent for, and to hold it harmless against, any loss, liability or expense incurred without gross negligence, willful misconduct or bad faith on its part, arising out of or in connection with the acceptance or administration of its duties hereunder, including the costs and expenses of defending itself against any claim (whether asserted by the Company, a Holder or any other person) or liability in connection with the exercise or performance of any of its powers or duties hereunder.

The provisions of this Section shall survive the resignation and removal of the Purchase Contract Agent and the termination of this Agreement.

                  SECTION 7.08 CORPORATE PURCHASE CONTRACT AGENT REQUIRED; ELIGIBILITY. There shall at all times be a Purchase Contract Agent hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having (or being a member of a bank holding company having) a combined capital and surplus of at least $50,000,000, subject to supervision or examination by Federal or State authority and having a corporate trust office in the Borough of Manhattan, New York City, if there be such a corporation in the Borough of Manhattan, New York City, qualified and eligible under this Article and willing to act on reasonable terms. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Purchase Contract Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                  SECTION 7.09 RESIGNATION AND REMOVAL; APPOINTMENT OF
SUCCESSOR.

                  (a) No resignation or removal of the Purchase Contract Agent and no appointment of a successor Purchase Contract Agent pursuant to this Article shall become effective until the acceptance of appointment by the successor Purchase Contract Agent in accordance with the applicable requirements of Section 7.10.

                  (b) The Purchase Contract Agent may resign at any time by giving written notice thereof to the Company 60 days prior to the effective date of such resignation. If the instrument of acceptance by a successor Purchase Contract Agent required by Section 7.10 shall not have been delivered to the Purchase Contract Agent within 30 days after the giving of such notice of resignation, the resigning Purchase Contract Agent may petition, at the expense of the

Company, any court of competent jurisdiction for the appointment of a successor Purchase Contract Agent.

                  (c) The Purchase Contract Agent may be removed at any time by Act of the Holders of a majority in number of the Outstanding Securities delivered to the Purchase Contract Agent and the Company. If the instrument of acceptance by a successor Purchase Contract Agent required by Section 7.10 shall not have been delivered to the Purchase Contract Agent within 30 days after the giving of such notice of resignation, the resigning Purchase Contract Agent may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Purchase Contract Agent.

                  (d) If at any time:

                            (i) the Purchase Contract Agent fails to comply with
         Section 310(b) of the TIA, as if the Purchase Contract Agent were an indenture trustee under an indenture qualified under the TIA, after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months;

                            (ii) the Purchase Contract Agent shall cease to be eligible under Section 7.08 and shall fail to resign after written request therefor by the Company or by any such Holder; or

                            (iii) the Purchase Contract Agent shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Purchase Contract Agent or of its property shall be appointed or any public officer shall take charge or control of the Purchase Contract Agent or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company by a Board Resolution may remove the Purchase Contract Agent, or (ii) any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Purchase Contract Agent and the appointment of a successor Purchase Contract Agent.

                  (e) If the Purchase Contract Agent shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Purchase Contract Agent for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Purchase Contract Agent and shall comply with the applicable requirements of Section 7.10. If no successor Purchase Contract Agent shall have been so appointed by the Company and accepted appointment in the manner required by Section 7.10, any Holder who has been a bona fide Holder of a Security for at least six months, on behalf of itself and all others similarly situated, or the Purchase Contract Agent may petition at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Purchase Contract Agent.

                  (f) The Company shall give, or shall cause such successor Purchase Contract Agent to give, notice of each resignation and each removal of the Purchase Contract Agent and each appointment of a successor Purchase Contract Agent by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the applicable Register. Each notice shall include the name of the successor Purchase Contract Agent and the address of its Corporate Trust Office.

                  SECTION 7.10 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

                  (a) In case of the appointment hereunder of a successor Purchase Contract Agent, every such successor Purchase Contract Agent so appointed shall execute, acknowledge and deliver to the Company and to the retiring Purchase Contract Agent an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Purchase Contract Agent shall become effective and such successor Purchase Contract Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, agencies and duties of the retiring Purchase Contract Agent; but, on the request of the Company or the successor Purchase Contract Agent, such retiring Purchase Contract Agent shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Purchase Contract Agent all the rights, powers and trusts of the retiring Purchase Contract Agent and shall duly assign, transfer and deliver to such successor Purchase Contract Agent all property and money held by such retiring Purchase Contract Agent hereunder.

                  (b) Upon request of any such successor Purchase Contract Agent, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Purchase Contract Agent all such rights, powers and agencies referred to in paragraph 7.10(a) of this Section.

                  (c) No successor Purchase Contract Agent shall accept its appointment unless at the time of such acceptance such successor Purchase Contract Agent shall be qualified and eligible under this Article.

                  SECTION 7.11 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any corporation into which the Purchase Contract Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Purchase Contract Agent shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Purchase Contract Agent, shall be the successor of the Purchase Contract Agent hereunder, provided that such corporation shall be otherwise qualified and eligible under this Article, with the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Certificates shall have been authenticated and executed on behalf of the Holders, but not delivered, by the Purchase Contract Agent then in office, any successor by merger, conversion or consolidation to such Purchase Contract Agent may adopt such authentication and execution and deliver the Certificates so authenticated and executed with the same effect as if such successor Purchase Contract Agent had itself authenticated and executed such Securities.

                  SECTION 7.12 PRESERVATION OF INFORMATION; COMMUNICATIONS TO HOLDERS.

                  (a) The Purchase Contract Agent shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders received by the Purchase Contract Agent in its capacity as Security Registrar.

                  (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Purchase Contract Agent, and furnish to the Purchase Contract Agent reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Agreement or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Purchase Contract Agent shall mail to all the Holders copies of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Purchase Contract Agent of the materials to be mailed and of payment, or provision for the payment, of the reasonable expenses of such mailing.

                  SECTION 7.13 NO OBLIGATIONS OF PURCHASE CONTRACT AGENT. Except to the extent otherwise expressly provided in this Agreement, the Purchase Contract Agent assumes no obligations and shall not be subject to any liability under this Agreement, the Pledge Agreement or any Purchase Contract in respect of the obligations of the Holder of any Security thereunder. The Company agrees, and each Holder of a Certificate, by his or her acceptance thereof, shall be deemed to have agreed, that the Purchase Contract Agent's execution of the Certificates on behalf of the Holders shall be solely as agent and attorney-in-fact for the Holders, and that the Purchase Contract Agent shall have no obligation to perform such Purchase Contracts on behalf of the Holders, except to the extent expressly provided in Article Five hereof. Anything contained in this Agreement to the contrary notwithstanding, in no event shall the Purchase Contract Agent or its officers, employees or agents be liable under this Agreement to any third party for indirect, special, punitive, or consequential loss or damage of any kind whatsoever, including lost profits, whether or not the likelihood of such loss or damage was known to the Purchase Contract Agent, incurred without any act or deed that is found to be attributable to gross negligence or willful misconduct on the part of the Purchase Contract Agent.

                  SECTION 7.14 TAX COMPLIANCE.

                  (a) The Company and the Purchase Contract Agent will comply with all applicable certification, information reporting and withholding (including "backup" withholding) requirements imposed by applicable tax laws, regulations or administrative practice with respect to (i) any payments made with respect to the Securities or (ii) the issuance, delivery, holding, transfer, redemption or exercise of rights under the Securities. Such compliance shall include, without limitation, the preparation and timely filing of required returns and the timely payment of all amounts required to be withheld to the appropriate taxing authority or its designated agent.

                  (b) The Purchase Contract Agent shall comply in accordance with the terms hereof with any written direction received from the Company with respect to the execution or certification of any required documentation and the application of such requirements to particular payments or Holders or in other particular circumstances, and may for purposes of this Agreement conclusively rely on any such direction in accordance with the provisions of Section 7.01(a)(2) hereof.

                  (c) The Purchase Contract Agent shall maintain all appropriate records documenting compliance with such requirements, and shall make such records available, on written request, to the Company or its authorized representative within a reasonable period of time after receipt of such request.

                                   ARTICLE 8
                             SUPPLEMENTAL AGREEMENTS

                  SECTION 8.01 SUPPLEMENTAL AGREEMENTS WITHOUT CONSENT OF HOLDERS. Without the consent of any Holders, the Company and the Purchase Contract Agent, at any time and from time to time, may enter into one or more agreements supplemental hereto, in form satisfactory to the Company and the Purchase Contract Agent, to:

                  (1) evidence the succession of another Person to the Company, and the assumption by any such successor of the covenants of the Company herein and in the Certificates;

                  (2) evidence and provide for the acceptance of appointment hereunder by a successor Purchase Contract Agent;

                  (3) add to the covenants of the Company for the benefit of the Holders, or surrender any right or power herein conferred upon the Company;

                  (4) make provision with respect to the rights of Holders pursuant to the requirements of Section 5.04(b); or

                  (5) except as provided for in Section 5.04, cure any ambiguity, correct or supplement any provisions herein which may be inconsistent with any other provisions herein, or make any other provisions with respect to such matters or questions arising under this Agreement, provided that such action shall not adversely affect the interests of the Holders.

                  SECTION 8.02 SUPPLEMENTAL AGREEMENTS WITH CONSENT OF HOLDERS. With the consent of the Holders of not less than a majority of the outstanding Securities voting together as one class, by Act of said Holders delivered to the Company and the Purchase Contract Agent, the Company, when authorized by a Board Resolution, and the Purchase Contract Agent may enter into an agreement or agreements supplemental hereto for the purpose of modifying in any manner the terms of the Purchase Contracts, or the provisions of this Agreement or the rights of the Holders in respect of the Securities; provided, however, that, except as contemplated herein, no such supplemental agreement shall, without the unanimous consent of the Holders of each outstanding Purchase Contract affected thereby,

                  (1) change any Payment Date;

                  (2) change the amount or the type of Collateral required to be Pledged to secure a Holder's obligations under the Purchase Contract, impair the right of the Holder of any Purchase Contract to receive distributions on the related Collateral (except for the rights of Holders of Stock Purchase Units to substitute Treasury Securities for the Pledged [SUBORDINATED] Notes or the rights of Holders of Treasury Stock Purchase Units to substitute [SUBORDINATED] Notes for the Pledged Treasury Securities) or otherwise adversely affect the Holder's rights in or to such Collateral or adversely alter the rights in or to such Collateral;

                  (3) impair the right to institute suit for the enforcement of any Purchase Contract;

                  (4) reduce the number of shares of Common Stock to be purchased pursuant to any Purchase Contract, increase the price to purchase shares of Common Stock upon settlement of any Purchase Contract or change the Purchase Contract Settlement Date;

                  (5) reduce the percentage of the outstanding Purchase Contracts the consent of whose Holders is required for any such supplemental agreement; or

                  (6) reduce any Purchase Contract Payments or change any place where, or the coin or currency in which, any Purchase Contract Payment is payable;

provided that if any amendment or proposal referred to above would adversely affect only the Stock Purchase Units or the Treasury Stock Purchase Units, then only the affected class of Holders as of the record date for the Holders entitled to vote thereon will be entitled to vote on such amendment or proposal, and such amendment or proposal shall not be effective except with the consent of Holders of not less than a majority of such class; and provided, further, that the unanimous consent of the Holders of each outstanding Purchase Contract of such class affected thereby shall be required to approve any amendment or proposal specified in clauses (1) through (6) above.

                  It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental agreement, but it shall be sufficient if such Act shall approve the substance thereof.

                  SECTION 8.03 EXECUTION OF SUPPLEMENTAL AGREEMENTS. In executing, or accepting the additional agencies created by, any supplemental agreement permitted by this Article or the modifications thereby of the agencies created by this Agreement, the Purchase Contract Agent shall be provided, and (subject to Section 7.01) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that the execution of such supplemental agreement is authorized or permitted by this Agreement and that any and all conditions precedent to the execution and delivery of such supplemental agreement have been satisfied. The Purchase Contract Agent may, but shall not be obligated to, enter into any such supplemental agreement which affects the Purchase Contract Agent's own rights, duties or immunities under this Agreement or otherwise.

                  SECTION 8.04 EFFECT OF SUPPLEMENTAL AGREEMENTS. Upon the execution of any supplemental agreement under this Article, this Agreement shall be modified in accordance therewith, and such supplemental agreement shall form a part of this Agreement for all purposes; and every Holder of Certificates theretofore or thereafter authenticated, executed on behalf of the Holders and delivered hereunder, shall be bound thereby.

                  SECTION 8.05 REFERENCE TO SUPPLEMENTAL AGREEMENTS. Certificates authenticated, executed on behalf of the Holders and delivered after the execution of any supplemental agreement pursuant to this Article may, and shall if required by the Purchase Contract Agent, bear a notation in form approved by the Purchase Contract Agent as to any matter provided for in such supplemental agreement. If the Company shall so determine, new

Certificates so modified as to conform, in the opinion of the Purchase Contract Agent and the Company, to any such supplemental agreement may be prepared and executed by the Company and authenticated, executed on behalf of the Holders and delivered by the Purchase Contract Agent in exchange for outstanding Certificates.

                                   ARTICLE 9
              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

                  SECTION 9.01 COVENANT NOT TO CONSOLIDATE, MERGE, CONVEY, TRANSFER OR LEASE PROPERTY EXCEPT UNDER CERTAIN CONDITIONS. The Company covenants that it will not consolidate with or merge into any other corporation or convey, transfer or lease all or substantially all of its properties and assets to any Person, unless:

                            (i) the corporation formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, all or substantially all of the Company's properties and assets shall be a corporation organized and existing under the laws of the United States of America or a State thereof or the District of Columbia and such corporation shall expressly assume all the obligations of the Company under the Purchase Contracts, this Agreement and the Pledge Agreement by one or more supplemental agreements in form reasonably satisfactory to the Purchase Contract Agent and the Collateral Agent, executed and delivered to the Purchase Contract Agent and the Collateral Agent by such corporation; and

                            (ii) the Company or such successor corporation, as the case may be, shall not, immediately after such consolidation, merger, conveyance, transfer or lease, be in default in the performance of any covenant or condition hereunder, under any of the Securities or under the Pledge Agreement.

                  SECTION 9.02 RIGHTS AND DUTIES OF SUCCESSOR CORPORATION. In case of any such merger, consolidation, share exchange, sale, assignment, transfer, lease or conveyance and upon any such assumption by a successor corporation in accordance with Section 9.01, such successor corporation shall succeed to and be substituted for the Company with the same effect as if it had been named herein as the Company. Such successor corporation thereupon may cause to be signed, and may issue either in its own name or in the name of The Williams Companies, Inc., any or all of the Certificates evidencing Securities issuable hereunder which theretofore shall not have been signed by the Company and delivered to the Purchase Contract Agent; and, upon the order of such successor corporation, instead of the Company, and subject to all the terms, conditions and limitations in this Agreement prescribed, the Purchase Contract Agent shall authenticate and execute on behalf of the Holders and deliver any Certificates which previously shall have been signed and delivered by the officers of the Company to the Purchase Contract Agent for authentication and execution, and any Certificate evidencing Securities which such successor corporation thereafter shall cause to be signed and delivered to the Purchase Contract Agent for that purpose. All the Certificates issued shall in all respects have the same legal rank and benefit under this Agreement as the Certificates theretofore or thereafter issued in accordance with the terms of this Agreement as though all of such Certificates had been issued at the date of the execution hereof.

                  In case of any such merger, consolidation, share exchange, sale, assignment, transfer, lease or conveyance such change in phraseology and form (but not in substance) may be made in the Certificates evidencing Securities thereafter to be issued as may be appropriate.

                  SECTION 9.03 OFFICERS' CERTIFICATE AND OPINION OF COUNSEL GIVEN TO PURCHASE CONTRACT AGENT. The Purchase Contract Agent, subject to Sections 7.01 and 7.03, shall receive an Officers' Certificate and an Opinion of Counsel as conclusive evidence that any such merger, consolidation, share exchange, sale, assignment, transfer, lease or conveyance, and any such assumption, complies with the provisions of this Article and that all conditions precedent to the consummation of any such merger, consolidation, share exchange, sale, assignment, transfer, lease or conveyance have been met.

                                   ARTICLE 10
                                   COVENANTS

                  SECTION 10.01 PERFORMANCE UNDER PURCHASE CONTRACTS. The Company covenants and agrees for the benefit of the Holders from time to time of the Securities that it will duly and punctually perform its obligations under the Purchase Contracts in accordance with the terms of the Purchase Contracts and this Agreement.

                  SECTION 10.02 MAINTENANCE OF OFFICE OR AGENCY. The Company will maintain in the Borough of Manhattan, New York City an office or agency where Certificates may be presented or surrendered for acquisition of shares of Common Stock upon settlement of the Purchase Contracts on the Purchase Contract Settlement Date or Early Settlement and for transfer of Collateral upon occurrence of a Termination Event, where Certificates may be surrendered for registration of transfer or exchange, for a Collateral Substitution or reestablishment of Stock Purchase Units and where notices and demands to or upon the Company in respect of the Securities and this Agreement may be served. The Company will give prompt written notice to the Purchase Contract Agent of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Purchase Contract Agent with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Purchase Contract Agent as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies where Certificates may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, New York City for such purposes. The Company will give prompt written notice to the Purchase Contract Agent of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby designates as the place of payment for the Securities the Corporate Trust Office and appoints the Purchase Contract Agent at its Corporate Trust Office as paying agent in such city.

                  SECTION 10.03 COMPANY TO RESERVE COMMON STOCK. The Company shall at all times prior to the Purchase Contract Settlement Date reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock the full number of shares of Common Stock issuable against tender of payment in respect of all Purchase Contracts constituting a part of the Securities evidenced by Outstanding Certificates.

                  SECTION 10.04 COVENANTS AS TO COMMON STOCK. The Company covenants that all shares of Common Stock which may be issued against tender of payment in respect of any Purchase Contract constituting a part of the Outstanding Securities will, upon issuance, be duly authorized, validly issued, fully paid and nonassessable.

                  SECTION 10.05 STATEMENTS OF OFFICERS OF THE COMPANY AS TO DEFAULT. The Company will deliver to the Purchase Contract Agent, within 120 days after the end of each fiscal year of the Company (which as of the date hereof is December 31) ending after the date hereof, an Officers' Certificate (one of the signers of which shall be the principal executive officer, principal financial officer or principal accounting officer of the Company), stating whether or not to the knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions hereof, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

                  SECTION 10.06 ERISA. Each Holder from time to time of the Securities that is a Plan hereby represents that its acquisition of the Stock Purchase Units and the holding of the same satisfies the applicable fiduciary requirements of ERISA and that it is entitled to exemption relief from the prohibited transaction provisions of ERISA and the Code in accordance with one or more prohibited transaction exemptions or otherwise will not result in a nonexempt prohibited transaction.



                       [SIGNATURES ON THE FOLLOWING PAGE]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                     EL PASO CORPORATION



                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------




                                     [                                  ],
                                     as Purchasing Contract Agent

                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                                                       EXHIBIT A

                    FACE OF STOCK PURCHASE UNITS CERTIFICATE

                  [THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITARY"), OR A NOMINEE OF THE DEPOSITARY. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]



No.                                                     CUSIP No.
   ----                                                          ---------------
Number of Stock Purchase Units:
                               ----------------

                          THE WILLIAMS COMPANIES, INC.
                              STOCK PURCHASE UNITS

                  This Stock Purchase Units Certificate certifies that ___________________ is the registered Holder of the number of Stock Purchase Units set forth above. Each Stock Purchase Unit consists of (i) either (a) the beneficial ownership by the Holder of $__ principal amount of [SUBORDINATED] Notes due 200_ (the "[SUBORDINATED] Notes") of El Paso Corporation, a Delaware corporation (the "Company"), subject to the Pledge of such Note by such Holder pursuant to the Pledge Agreement, or (b) upon the occurrence of a Tax Event Redemption prior to the Purchase Contract Settlement Date, the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio by such Holder pursuant to the Pledge Agreement, and (ii) the rights and obligations of the Holder under one Purchase Contract with the Company. All capitalized terms used herein which are defined in the


                                  Exhibit A-1

Purchase Contract Agreement (as defined on the reverse hereof) have the meaning set forth therein.

                  Pursuant to the Pledge Agreement, the [SUBORDINATED] Notes or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, constituting part of each Stock Purchase Unit evidenced hereby has been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising part of such Stock Purchase Unit.

                  The Pledge Agreement provides that all payments of the principal amount with respect to any of the Pledged [SUBORDINATED] Notes or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, or interest on any Pledged [SUBORDINATED] Notes (as defined in the Pledge Agreement) or the appropriate Applicable Ownership Interest (as specified in clause (B) of the definition of such term) of the Treasury Portfolio, as the case may be, constituting part of the Stock Purchase Units received by the Securities Intermediary shall be paid by wire transfer in same day funds (i) in the case of (A) interest on Pledged [SUBORDINATED] Notes or cash distributions with respect to the appropriate Applicable Ownership Interest (as specified in clause (B) of the definition of such term) of the Treasury Portfolio, as the case may be, and (B) any payments of the principal amount of any [SUBORDINATED] Notes or liquidation amount with respect to the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, that have been released from the Pledge pursuant to the Pledge Agreement, to the Purchase Contract Agent to the account designated by the Purchase Contract Agent, no later than 2:00 p.m., New York City time, on the Business Day such payment is received by the Securities Intermediary (provided that in the event such payment is received by the Securities Intermediary on a day that is not a Business Day or after 12:30 p.m., New York City time, on a Business Day, then such payment shall be made no later than 10:30 a.m., New York City time, on the next succeeding Business Day) and
(ii) in the case of payments of the principal amount of the [SUBORDINATED] Notes or the liquidation amount with respect to the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, to the Company on the Purchase Contract Settlement Date (as described herein) in accordance with the terms of the Pledge Agreement, in full satisfaction of the respective obligations of the Holders of the Stock Purchase Units of which such Pledged [SUBORDINATED] Notes or the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, are a part under the Purchase Contracts forming a part of such Stock Purchase Units. Interest on the [SUBORDINATED] Notes and distributions on the appropriate Applicable Ownership Interest (as specified in clause (B) of the definition of such term) of the Treasury Portfolio, as the case may be, forming part of a Stock Purchase Unit evidenced hereby, which are payable quarterly in arrears on _______________, ___________________, ________________, and ________________ of each year, commencing ______________, 2002 (a "Payment Date"), shall, subject to receipt thereof by the Purchase Contract Agent from the Securities Intermediary, be paid to the Person in whose name this Stock Purchase Unit Certificate (or a Predecessor Stock Purchase Unit Certificate) is registered at the close of business on the Record Date for such Payment Date.



                                  Exhibit A-2

                  Each Purchase Contract evidenced hereby obligates the Holder of this Stock Purchase Units Certificate to purchase, and the Company to sell, on _________________ (the "Purchase Contract Settlement Date"), at a price equal to $__ (the "Stated Amount"), a number of shares of Common Stock, without par value $1.00 ("Common Stock"), of the Company, equal to the Settlement Rate, unless on or prior to the Purchase Contract Settlement Date there shall have occurred a Termination Event or an Early Settlement with respect to the Stock Purchase Unit of which such Purchase Contract is a part, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The purchase price (the "Purchase Price") for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Purchase Contract Settlement Date by application of payment received in respect of the principal amount with respect to any Pledged [SUBORDINATED] Notes pursuant to the Remarketing or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, pledged to secure the obligations under such Purchase Contract of the Holder of the Stock Purchase Unit of which such Purchase Contract is a part.

                  The Company shall pay, on each Payment Date, in respect of each Purchase Contract forming part of a Stock Purchase Unit evidenced hereby, an amount (the "Purchase Contract Payments") equal to ___% per year of the Stated Amount. Such Purchase Contract Payments shall be payable to the Person in whose name this Stock Purchase Units Certificate is registered at the close of business on the Record Date for such Payment Date. The Company may, at its option, defer such Purchase Contract Payments.

                  Interest on the [SUBORDINATED] Notes and distributions on the Applicable Ownership Interest (as specified in clause (B) of the definition of such term) and the Purchase Contract Payments will be payable at the office of the Purchase Contract Agent in New York City or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address appears on the Security Register.

                  Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Purchase Contract Agent by manual signature, this Stock Purchase Units Certificate shall not be entitled to any benefit under the Pledge Agreement or the Purchase Contract Agreement or be valid or obligatory for any purpose.



                                  Exhibit A-3

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                     EL PASO CORPORATION



                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     HOLDER SPECIFIED ABOVE (AS TO
                                     OBLIGATIONS OF SUCH HOLDER UNDER THE
                                     PURCHASE CONTRACTS)


                                     By: [                                    ,]
                                        not individually but solely as
                                        Attorney-in-Fact of such Holder


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


DATED:
      ----------------------------



                                  Exhibit A-4

                          CERTIFICATE OF AUTHENTICATION
                           OF PURCHASE CONTRACT AGENT

                  This is one of the Stock Purchase Units Certificates referred to in the within mentioned Purchase Contract Agreement.



                                        By:[                                  ,]
                                           as Purchase Contract Agent


                                              By:
                                                 -------------------------------
                                                       Authorized Signatory
                                              Dated:
                                                    ----------------------------



                                  Exhibit A-5

              (FORM OF REVERSE OF STOCK PURCHASE UNITS CERTIFICATE)

                  Each Purchase Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of _________________, 2002 (as may be supplemented from time to time, the "Purchase Contract Agreement"), between the
Company and [                  ], as Purchase Contract Agent (including its
successors hereunder, the "Purchase Contract Agent"), to which Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Purchase Contract Agent, the Company, and the Holders and of the terms upon which the Stock Purchase Units Certificates are, and are to be, executed and delivered.

                  Unless a Cash Settlement or an Early Settlement has occurred, each Purchase Contract evidenced hereby obligates the Holder of this Stock Purchase Units Certificate to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount (the "Purchase Price"), a number of shares of Common Stock equal to the Settlement Rate, unless, prior to or on the Purchase Contract Settlement Date, there shall have occurred a Termination Event with respect to the Security of which such Purchase Contract is a part or an Early Settlement shall have occurred. The "Settlement Rate" is equal to:

                  (1) if the Applicable Market Value (as defined below) is greater than or equal to $______ (the "Threshold Appreciation Price"), _____ shares of Common Stock per Purchase Contract;

                  (2) if the Applicable Market Value is less than the Threshold Appreciation Price but greater than $______ (the "Reference Price"), the number of shares of Common Stock per Purchase Contract having a value, based on the Applicable Market Value, equal to $25; and

                  (3) if the Applicable Market Value is less than or equal to the Reference Price, _____ share of Common Stock per Purchase Contract,

in each case subject to adjustment as provided in the Purchase Contract Agreement (and in each case rounded upward or downward to the nearest 1/10,000th of a share).

                  No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in Section 5.09 of the Purchase Contract Agreement.

                  Each Purchase Contract evidenced hereby, which is settled either through Early Settlement or Cash Settlement, shall obligate the Holder of the related Stock Purchase Unit to purchase at the Purchase Price, and the Company to sell, a number of shares of Common Stock equal to the Early Settlement Rate or Settlement Rate, as applicable.

                  The "Applicable Market Value" means the average of the Closing Price per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date.

                  The "Closing Price" per share of Common Stock on any date of determination means:



                                  Exhibit A-6

                  (1) the closing sale price as of the close of the principal trading session (or, if no closing price is reported, the last reported sale price) per share on the New York Stock Exchange, Inc. (the "NYSE") on such date;

                  (2) if Common Stock is not listed for trading on the NYSE on any such date, the closing sale price per share as reported in the composite transactions for the principal United States securities exchange on which Common Stock is so listed;

                  (3) if Common Stock is not so listed on a United States national or regional securities exchange, the closing sale price per share as reported by The Nasdaq National Market;

                  (4) if Common Stock is not so reported, the last quoted bid price for Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization; or

                  (5) if such bid price is not available, the average of the mid-point of the last bid and ask prices of Common Stock on such date from at least three nationally recognized independent investment banking firms retained for this purpose by the Company.

                  A "Trading Day" means a day on which Common Stock (1) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (2) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of Common Stock.

                  In accordance with the terms of the Purchase Contract Agreement, the Holder of this Stock Purchase Units Certificate may pay the Purchase Price for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby by effecting a Cash Settlement or an Early Settlement or from the proceeds of the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio or a Remarketing of the related Pledged [SUBORDINATED] Notes. A Holder of Stock Purchase Units who does not effect, on or prior to 11:00 a.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date (or in the event a Tax Event Redemption has occurred, the Business Day prior to the Purchase Contract Settlement Date), an effective Cash Settlement, or who does not effect on or prior to 5:00 p.m. (New York City time) on the seventh Business Day prior to the Purchase Contract Settlement Date an effective Early Settlement, shall pay the Purchase Price for the shares of Common Stock to be delivered under the related Purchase Contract from the proceeds of the sale of the related Pledged [SUBORDINATED] Notes held by the Collateral Agent. Such sale will be made by the Remarketing Agent pursuant to the terms of the Remarketing Agreement on the third Business Day prior to the Purchase Contract Settlement Date. If, as provided in the Purchase Contract Agreement, upon the occurrence of a Failed Remarketing, the Collateral Agent, for the benefit of the Company, exercises its rights as a secured creditor with respect to the Pledged [SUBORDINATED] Notes related to this Stock Purchase Units certificate, any accrued and unpaid interest on such Pledged [SUBORDINATED]



                                  Exhibit A-7

Notes will become payable by the Company to the holder of this Stock Purchase Units Certificate in the manner provided for in the Purchase Contract Agreement.

                  The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall have received payment of the aggregate purchase price for the shares of Common Stock to be purchased thereunder in the manner herein set forth.

                  Each Purchase Contract evidenced hereby and all obligations and rights of the Company and the Holder thereunder shall terminate if a Termination Event shall occur. Upon the occurrence of a Termination Event, the Company shall give written notice to the Purchase Contract Agent and to the Holders, at their addresses as they appear in the Security Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged [SUBORDINATED] Notes or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio forming a part of each Stock Purchase Unit from the Pledge. A Stock Purchase Unit shall thereafter represent the right to receive the [SUBORDINATED] Note or the appropriate Applicable Ownership Interest of the Treasury Portfolio forming a part of such Stock Purchase Unit in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

                  Under the terms of the Pledge Agreement, the Purchase Contract Agent will be entitled to exercise the voting and any other consensual rights pertaining to the Pledged [SUBORDINATED] Notes. Upon receipt of notice of any meeting at which holders of [SUBORDINATED] Notes are entitled to vote or upon the solicitation of consents, waivers or proxies of holders of [SUBORDINATED] Notes, the Purchase Contract Agent shall, as soon as practicable thereafter, mail to the Stock Purchase Units Holders a notice:

                  (1) containing such information as is contained in the notice or solicitation;

                  (2) stating that each Stock Purchase Unit Holder on the record date set by the Purchase Contract Agent therefor (which, to the extent possible, shall be the same date as the record date for determining the holders of [SUBORDINATED] Notes entitled to vote) shall be entitled to instruct the Purchase Contract Agent as to the exercise of the voting rights pertaining to the [SUBORDINATED] Notes constituting a part of such Holder's Stock Purchase Unit; and

                  (3) stating the manner in which such instructions may be given.

Upon the written request of the Stock Purchase Unit Holders on such record date, the Purchase Contract Agent shall endeavor insofar as practicable to vote or cause to be voted, in accordance with the instructions set forth in such requests, the maximum number of [SUBORDINATED] Notes as to which any particular voting instructions are received. In the absence of specific instructions from the Holder of a Stock Purchase Unit, the Purchase Contract Agent shall abstain from voting the [SUBORDINATED] Note evidenced by such Stock Purchase Unit.

                  Upon the occurrence of a Tax Event Redemption prior to the Purchase Contract Settlement Date, an amount equal to the Redemption Amount plus any accumulated and unpaid



                                  Exhibit A-8
interest payable on the Tax Event Redemption Date with respect to the principal amount of the Notes shall be deposited in the Collateral Account in exchange for the Pledged [SUBORDINATED] Notes. Thereafter, pursuant to the terms of the Pledge Agreement, the Collateral Agent shall cause the Securities Intermediary to apply an amount equal to the Redemption Amount of such funds to purchase on behalf of the Holders of Stock Purchase Units, the Treasury Portfolio and promptly (a) transfer the Applicable Ownership Interest (as specified in clause
(A) of the definition of such term) of the Treasury Portfolio to the Collateral Account to secure the obligations of each Holder of Stock Purchase Units to purchase shares of Common Stock under the Purchase Contracts constituting a part of such Stock Purchase Units, (b) transfer the Applicable Ownership Interest (as specified in clause (B) of the definition of such term) of the Treasury Portfolio to the Purchase Contract Agent for the benefit of the Holders of such Stock Purchase Units and (C) remit the remaining portion of such funds to the Purchase Contract Agent for payment to the Holders of such Stock Purchase Units.

                  Following the occurrence of a Tax Event Redemption prior to the Purchase Contract Settlement Date, the Holders of Stock Purchase Units and the Collateral Agent shall have such security interest rights and obligations with respect to the Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio as the Holder of Stock Purchase Units and the Collateral Agent had in respect of the [SUBORDINATED] Notes, as the case may be, subject to the Pledge thereof as provided in the Pledge Agreement and any reference herein to the [SUBORDINATED] Notes shall be deemed to be a reference to such Treasury Portfolio.

                  The Stock Purchase Certificates are issuable only in registered form and only in denominations of a single Stock Purchase Unit and any integral multiple thereof. The transfer of any Stock Purchase Units Certificate will be registered and Stock Purchase Units Certificates may be exchanged as provided in the Purchase Contract Agreement. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Purchase Contract Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. A Holder who elects to substitute a Treasury Security for a [SUBORDINATED] Note, thereby creating Treasury Stock Purchase Units, shall be responsible for any fees or expenses payable in connection therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract underlying a Stock Purchase Unit remains in effect, such Stock Purchase Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Stock Purchase Unit in respect of the [Subordinated] Notes and Purchase Contract constituting such Stock Purchase Unit may be transferred and exchanged only as a Stock Purchase Unit.

                  The Holder of Stock Purchase Units may substitute for the Pledged [SUBORDINATED] Notes securing such Holder's obligations under the related Purchase Contracts Treasury Securities in an aggregate principal amount equal to the aggregate principal amount of the Pledged [SUBORDINATED] Notes in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. From and after such Collateral Substitution, each Security for which such Pledged Treasury Securities secures the Holder's obligation under the Purchase Contract shall be referred to as a "Treasury Stock Purchase Unit". A Holder may make such



                                  Exhibit A-9

Collateral Substitution only in integral multiples of [40] Stock Purchase Units for [40] Treasury Stock Purchase Units.

                  A Holder of Treasury Stock Purchase Units may recreate Stock Purchase Units by delivering to the Securities Intermediary [SUBORDINATED] Notes with an aggregate principal amount equal to the aggregate principal amount at maturity of the Pledged Treasury Securities in exchange for the release of such Pledged Treasury Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. A Holder may recreate Stock Purchase Units only in integral multiples of [40] Treasury Stock Purchase Units for [40] Stock Purchase Units.

                  If a Tax Event Redemption has occurred, a Stock Purchase Unit Holder may not create Treasury Stock Purchase Units, and a Treasury Stock Purchase Unit Holder may not recreate a Stock Purchase Unit.

                  The Company shall pay, on each Payment Date, the Purchase Contract Payments payable in respect of each Purchase Contract to the Person in whose name the Stock Purchase Units Certificate evidencing such Purchase Contract is registered at the close of business on the Record Date for such Payment Date. Purchase Contract Payments will be payable at the office of the Purchase Contract Agent in New York City or, at the option of the Holder, by check mailed to the address of the Person entitled thereto at such address as it appears on the Security Register.

                  The Company has the right to defer payment of all or part of the Purchase Contract Payments in respect of each Purchase Contract until no later than the Purchase Contract Settlement Date. If the Company so elects to defer Purchase Contract Payments, the Company shall pay additional Purchase Contract Payments on such deferred installments of Purchase Contract Payments at a rate equal to ___% per annum, compounding quarterly, until such deferred installments are paid. In the event that the Company elects to defer the payment of Purchase Contract Payments on the Purchase Contracts until the Purchase Contract Settlement Date, each Holder will receive on the Purchase Contract Settlement Date the aggregate amount of accrued and unpaid Purchase Contract Payments.

                  The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of the Holders to receive and the obligation of the Company to pay any Purchase Contract Payments, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Purchase Contract Agent or the Company, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Purchase Contract Agent, the Collateral Agent and the Holders, at their addresses as they appear in the Security Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the [SUBORDINATED] Notes or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, from the Pledge in accordance with the provisions of the Pledge Agreement.



                                  Exhibit A-10

                  Upon registration of transfer of this Stock Purchase Units Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Purchase Contract Agent pursuant to the Purchase Contract Agreement), under the terms of the Purchase Contract Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Stock Purchase Units Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.

                  The Holder of this Stock Purchase Units Certificate, by its acceptance hereof, authorizes the Purchase Contract Agent to enter into and perform the related Purchase Contracts forming part of the Stock Purchase Units evidenced hereby on its behalf as its attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform his obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, authorizes the Purchase Contract Agent to enter into and perform the Purchase Contract Agreement and the Pledge Agreement on its behalf as its attorney-in-fact, and consents to the Pledge of the [SUBORDINATED] Notes or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, underlying this Stock Purchase Units Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payments in respect to the aggregate principal amount of the Pledged [SUBORDINATED] Notes or the appropriate Applicable Ownership Interest (as specified in clause (A) of the definition of such term) of the Treasury Portfolio, as the case may be, on the Purchase Contract Settlement Date shall be paid by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

                  Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.

                  The Purchase Contracts shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereof.

                  The Company, the Purchase Contract Agent and its Affiliates and any agent of the Company or the Purchase Contract Agent may treat the Person in whose name this Stock Purchase Units Certificate is registered as the owner of the Stock Purchase Units evidenced hereby for the purpose of receiving payments of interest payable on the [SUBORDINATED] Notes, receiving payments of Purchase Contract Payments, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Purchase Contract Agent nor any such agent shall be affected by notice to the contrary.

                  The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock.

                  A copy of the Purchase Contract Agreement is available for inspection at the offices of the Purchase Contract Agent.



                                  Exhibit A-11

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM:                           as tenants in common
UNIF GIFT MIN ACT:                                   Custodian
                                   ------------------         ------------------
                                        (cust)                     (minor)

                                   Under Uniform Gifts to Minors Act of
                                                                       ---------

                                   -------------------------------

TENANT:                            as tenants by the entireties

JT TEN: as joint tenants with right of survivorship and not as tenants in common


Additional abbreviations may also be used though not in the above list.

                            ------------------------

               FOR VALUE RECEIVED, the undersigned hereby sell(s),
                         assign(s) and transfer(s) unto


           -----------------------------------------------------------


            (Please insert Social Security or Taxpayer I.D. or other
                         Identifying Number of Assignee)


           -----------------------------------------------------------
  (Please Print or Type Name and Address Including Postal Zip Code of Assignee)

the within Stock Purchase Units Certificates and all rights thereunder, hereby irrevocably constituting and appointing attorney __________________, to transfer said Stock Purchase Units Certificates on the books of The Williams Companies, Inc., with full power of substitution in the premises.

Dated:                                Signature:
      -------------------                       --------------------------------

                                      NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Stock Purchase Units Certificates in every particular, without alteration or enlargement or any change whatsoever.

                 Signature Guarantee:
                                     -------------------------------------------



                                  Exhibit A-12

                             SETTLEMENT INSTRUCTIONS

                  The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Purchase Contract Settlement Date of the Purchase Contracts underlying the number of Stock Purchase Units evidenced by this Stock Purchase Units Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:
      ------------------------            --------------------------------------
                                          Signature
                                          Signature Guarantee:
                                                              ------------------
                                          (if assigned to another person)

If shares are to be registered in the
name of and delivered to a Person other   REGISTERED HOLDER
than the Holder, please (i) print such
Person's name and address and (ii)        Please print name and address of
provide a guarantee of your signature:    Registered Holder:


---------------------------------------   --------------------------------------
Name                                      Name


---------------------------------------   --------------------------------------
Address                                   Address

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------

Social Security or other
Taxpayer Identification
Number, if any                            --------------------------------------



                                  Exhibit A-13

                            ELECTION TO SETTLE EARLY

                  The undersigned Holder of this Stock Purchase Units Certificate hereby irrevocably exercises the option to effect Early Settlement in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts underlying the number of Stock Purchase Units evidenced by this Stock Purchase Units Certificate specified below. The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon such Early Settlement be registered in the name of, and delivered, together with a check in payment for any fractional share and any Stock Purchase Units Certificate representing any Stock Purchase Units evidenced hereby as to which Early Settlement of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged [SUBORDINATED] Notes or the appropriate Applicable Ownership Interest of the Treasury Portfolio, as the case may be, deliverable upon such Early Settlement will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.


Dated:
      ------------------------            --------------------------------------
                                          Signature

              Signature Guarantee:
                                  ------------------------------



                                  Exhibit A-14

                  Number of Securities evidenced hereby as to which Early Settlement of the related Purchase Contracts is being elected:

If shares of Common Stock or Stock        REGISTERED HOLDER
Purchase Units Certificates are
to be registered in the name of and
delivered to and Pledged [SUBORDINATED]
Notes or the Applicable Ownership
Interest of the Treasury Portfolio, as
the case may be, are to be transferred
to a Person other than the Holder,
please print such Person's name and
address:


                                          Please print name and address of
                                          Registered Holder:


---------------------------------------   --------------------------------------
Name                                      Name


---------------------------------------   --------------------------------------
Address                                   Address

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------

Social Security or other
Taxpayer Identification
Number, if any                            --------------------------------------



                                  Exhibit A-15

Transfer Instructions for Pledged [SUBORDINATED] Notes or the Applicable Ownership Interest of the Treasury Portfolio, as the case may be, transferable upon Early Settlement or a Termination Event:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                  Exhibit A-16

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

The following increases or decreases in this Global Certificate have been made:

                                                                           Number of Stock
                          Amount of increase in   Amount of decrease in      Purchase Units
                             Number of Stock        Number of Stock        evidenced by this        Signature of
                             Purchase Units          Purchase Units       Global Certificate    authorized signatory
                            evidenced by the        evidenced by the        following such         of Trustee or
          Date             Global Certificate      Global Certificate    decrease or increase   Securities Custodian
  ------------------       ------------------      ------------------    --------------------   --------------------

 ------------------       ------------------      ------------------     --------------------     --------------------

 ------------------       ------------------      ------------------     --------------------     --------------------

 ------------------       ------------------      ------------------     --------------------     --------------------

 ------------------       ------------------      ------------------     --------------------     --------------------

 ------------------       ------------------      ------------------     --------------------     --------------------

 ------------------       ------------------      ------------------     --------------------     --------------------

 ------------------       ------------------      ------------------     --------------------     --------------------

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 ------------------       ------------------      ------------------     --------------------     --------------------






                                  Exhibit A-17

                                                                      EXHIBIT B

                   FACE OF TREASURY STOCK PURCHASE CERTIFICATE

                  [THIS CERTIFICATE IS A GLOBAL CERTIFICATE WITHIN THE MEANING OF THE PURCHASE CONTRACT AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (THE "DEPOSITARY"), OR A NOMINEE OF THE DEPOSITARY. THIS CERTIFICATE IS EXCHANGEABLE FOR CERTIFICATES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE PURCHASE CONTRACT AGREEMENT AND NO TRANSFER OF THIS CERTIFICATE (OTHER THAN A TRANSFER OF THIS CERTIFICATE AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

                  UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]



No.                                                     CUSIP No.
   ------                                                        ---------------

Number of Stock Purchase Units:
                               --------------


                          THE WILLIAMS COMPANIES, INC.
                          TREASURY STOCK PURCHASE UNITS

                  This Treasury Stock Purchase Units Certificate certifies that __________________ is the registered Holder of the number of Treasury Stock Purchase Units set forth above. Each Treasury Stock Purchase Unit consists of
(i) a [1/40] undivided beneficial ownership interest of a Treasury Security having a principal amount at maturity equal to $1,000, subject to the Pledge of such Treasury Security by such Holder pursuant to the Pledge Agreement, and (ii) the rights and obligations of the Holder under one Purchase Contract with El Paso Corporation, a Delaware corporation (the "Company"). All capitalized terms used herein which are defined in the Purchase Contract Agreement (as defined on the reverse hereof) have the meaning set forth therein.



                                  Exhibit B-1

                  Pursuant to the Pledge Agreement, the Treasury Securities constituting part of each Treasury Stock Purchase Unit evidenced hereby have been pledged to the Collateral Agent, for the benefit of the Company, to secure the obligations of the Holder under the Purchase Contract comprising part of such Treasury Stock Purchase Unit. Each Purchase Contract evidenced hereby obligates the Holder of this Treasury Stock Purchase Units Certificate to purchase, and the Company, to sell, on _____________ (the "Purchase Contract Settlement Date"), at a price equal to $__ (the "Stated Amount"), a number of shares of Common Stock, without par value ("Common Stock"), of the Company, equal to the Settlement Rate, unless prior to or on the Purchase Contract Settlement Date there shall have occurred a Termination Event or an Early Settlement with respect to the Treasury Stock Purchase Unit of which such Purchase Contract is a part, all as provided in the Purchase Contract Agreement and more fully described on the reverse hereof. The purchase price (the "Purchase Price") for the shares of Common Stock purchased pursuant to each Purchase Contract evidenced hereby, if not paid earlier, shall be paid on the Purchase Contract Settlement Date by application of the proceeds from the Treasury Securities at maturity pledged to secure the obligations of the Holder under such Purchase Contract of the Treasury Stock Purchase Unit of which such Purchase Contract is a part.

                  The Company shall pay, on each Payment Date, in respect of each Purchase Contract forming part of a Treasury Stock Purchase Unit evidenced hereby, an amount (the "Purchase Contract Payments") equal to ___% per year of the Stated Amount. Such Purchase Contract Payments shall be payable to the Person in whose name this Treasury Stock Purchase Units Certificate is registered at the close of business on the Record Date for such Payment Date. The Company may, at its option, defer such Purchase Contract Payments.

                  Interest on the [SUBORDINATED] Notes and distributions with respect to the Applicable Ownership Interest (as specified in clause (B) of the definition of such term) and the Purchase Contract Payments will be payable at the office of the Purchase Contract Agent in New York City or, at the option of the Company, by check mailed to the address of the Person entitled thereto as such address appears on the Security Register.

                  Reference is hereby made to the further provisions set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  Unless the certificate of authentication hereon has been executed by the Purchase Contract Agent by manual signature, this Treasury Stock Purchase Units Certificate shall not be entitled to any benefit under the Pledge Agreement or the Purchase Contract Agreement or be valid or obligatory for any purpose.



                                  Exhibit B-2

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                     EL PASO CORPORATION



                                     By:
                                        ----------------------------------------
                                     Name:
                                          --------------------------------------
                                     Title:
                                           -------------------------------------

                                     HOLDER SPECIFIED ABOVE (AS TO
                                     OBLIGATIONS OF SUCH HOLDER UNDER THE
                                     PURCHASE CONTRACTS)


                                     By: [                                    ,]
                                        not individually but solely as
                                        Attorney-in-Fact of such Holder


                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------


DATED:
      ----------------------------



                                  Exhibit B-3

                        CERTIFICATE OF AUTHENTICATION OF
                             PURCHASE CONTRACT AGENT

                  This is one of the Treasury Stock Purchase Units referred to in the within-mentioned Purchase Contract Agreement.


                                     By:[                                     ,]
                                        as Purchase Contract Agent


                                             By:
                                                --------------------------------
                                                Authorized Signatory

DATED:
      ----------------------------



                                  Exhibit B-4

             (REVERSE OF TREASURY STOCK PURCHASE UNITS CERTIFICATE)

                  Each Purchase Contract evidenced hereby is governed by a Purchase Contract Agreement, dated as of ___________, 2002 (as may be supplemented from time to time, the "Purchase Contract Agreement") between the
Company and [            ], as Purchase Contract Agent (including its successors
thereunder, herein called the "Purchase Contract Agent"), to which the Purchase Contract Agreement and supplemental agreements thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Purchase Contract Agent, the Company and the Holders and of the terms upon which the Treasury Stock Purchase Units Certificates are, and are to be, executed and delivered.

                  Unless a Cash Settlement or an Early Settlement has occurred, each Purchase Contract evidenced hereby obligates the Holder of this Treasury Stock Purchase Units Certificate to purchase, and the Company to sell, on the Purchase Contract Settlement Date at a price equal to the Stated Amount (the "Purchase Price") a number of shares of Common Stock equal to the Settlement Rate, unless prior to the Purchase Contract Settlement Date, there shall have occurred a Termination Event with respect to the Security of which such Purchase Contract is a part or an Early Settlement shall have occurred. The "Settlement Rate" is equal to:

                  (1) if the Applicable Market Value (as defined below) is greater than or equal to $______ (the "Threshold Appreciation Price"), ______ share of Common Stock per Purchase Contract;

                  (2) if the Applicable Market Value is less than the Threshold Appreciation Price but greater than $______ (the "Reference Price"), the number of shares of Common Stock per Purchase Contract having a value, based on the Applicable Market Value, equal to $25; and

                  (3) if the Applicable Market Value is less than or equal to the Reference Price, then ______ share of Common Stock per Purchase Contract,

in each case subject to adjustment as provided in the Purchase Contract Agreement (and in each case rounded upward or downward to the nearest 1/10,000th of a share).

                  No fractional shares of Common Stock will be issued upon settlement of Purchase Contracts, as provided in Section 5.09 of the Purchase Contract Agreement.

                  Each Purchase Contract evidenced hereby, which is settled either through Early Settlement or Cash Settlement, shall obligate the Holder of the related Treasury Stock Purchase Unit to purchase at the Purchase Price for cash, and the Company to sell, a number of shares of Common Stock equal to the Early Settlement Rate or the Settlement Rate, as applicable.

                  The "Applicable Market Value" means the average of the Closing Prices per share of Common Stock on each of the 20 consecutive Trading Days ending on the third Trading Day immediately preceding the Purchase Contract Settlement Date.



                                  Exhibit B-5

                  The "Closing Price" per share of Common Stock on any date of determination means the:

                  (1) closing sale price as of the close of the principal trading session (or, if no closing price is reported, the last reported sale price) per share on the New York Stock Exchange, Inc. (the "NYSE") on such date;

                  (2) if the Common Stock is not listed for trading on the NYSE on any such date, the closing sale price per share as reported in the composite transactions for the principal United States securities exchange on which the Common Stock is so listed;

                  (3) if the Common Stock is not so listed on a United States national or regional securities exchange, the closing sale price per share as reported by The Nasdaq National Market;

                  (4) if the Common Stock is not so reported, the last quoted bid price for the Common Stock in the over-the-counter market as reported by the National Quotation Bureau or similar organization; or

                  (5) if such bid price is not available, the average of the mid-point of the last bid and ask prices of the Common Stock on such date from at least three nationally recognized independent investment banking firms retained for this purpose by the Company.

                  A "Trading Day" means a day on which the Common Stock (1) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (2) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.

                  In accordance with the terms of the Purchase Contract Agreement, the Holder of this Treasury Stock Purchase Unit shall pay the Purchase Price for the shares of the Common Stock purchased pursuant to each Purchase Contract evidenced hereby either by effecting a Cash Settlement or an Early Settlement of each such Purchase Contract or by applying a principal amount of the Pledged Treasury Securities underlying such Holder's Treasury Stock Purchase Unit equal to the Stated Amount of such Purchase Contract to the purchase of the Common Stock. A Holder of Treasury Stock Purchase Unit who does not effect, prior to or on 11:00 a.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date, an effective Cash Settlement, or who does not effect on or prior to 5:00 p.m. New York City time) on the seventh Business Day prior to the Purchase Contract Settlement Date an effective Early Settlement, shall pay the Purchase Price for the shares of Common Stock to be issued under the related Purchase Contract from the proceeds of the Pledged Treasury Securities.

                  The Company shall not be obligated to issue any shares of Common Stock in respect of a Purchase Contract or deliver any certificates therefor to the Holder unless it shall



                                  Exhibit B-6
have received payment of the aggregate purchase price for the shares of Common Stock to be purchased thereunder in the manner herein set forth.

                  Each Purchase Contract evidenced hereby and all obligations and rights of the Company and the Holder thereunder shall terminate if a Termination Event shall occur. Upon the occurrence of a Termination Event, the Company shall give written notice to the Purchase Contract Agent and to the Holders, at their addresses as they appear in the Security Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Pledged Treasury Securities (as defined in the Pledge Agreement) forming a part of each Treasury Stock Purchase Unit. A Treasury Stock Purchase Unit shall thereafter represent the right to receive the interest in the Treasury Security forming a part of such Treasury Stock Purchase Unit, in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

                  The Treasury Stock Purchase Units Certificates are issuable only in registered form and only in denominations of a single Treasury Stock Purchase and any integral multiple thereof. The transfer of any Treasury Stock Purchase Certificate will be registered and Treasury Stock Purchase Certificates may be exchanged as provided in the Purchase Contract Agreement. The Security Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents permitted by the Purchase Contract Agreement. No service charge shall be required for any such registration of transfer or exchange, but the Company and the Purchase Contract Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. A Holder who elects to substitute [Subordinated] Notes, for Treasury Securities, thereby recreating Stock Purchase Units, shall be responsible for any fees or expenses associated therewith. Except as provided in the Purchase Contract Agreement, for so long as the Purchase Contract underlying a Treasury Stock Purchase Unit remains in effect, such Treasury Stock Purchase Unit shall not be separable into its constituent parts, and the rights and obligations of the Holder of such Treasury Stock Purchase Unit in respect of the Treasury Security and the Purchase Contract constituting such Treasury Stock Purchase Unit may be transferred and exchanged only as a Treasury Stock Purchase Unit.

                  A Holder of Treasury Stock Purchase Units may recreate Stock Purchase Units by delivering to the Securities Intermediary [SUBORDINATED] Notes with an aggregate principal amount, equal to the aggregate principal amount at maturity of the Pledged Treasury Securities in exchange for the release of such Pledged Treasury Securities in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. From and after such substitution, the Holder's Security shall be referred to as a "Stock Purchase Unit". Any such creation of Stock Purchase Units may be effected only in multiples of [40] Treasury Stock Purchase Units for [40] Stock Purchase Units.

                  A Holder of Stock Purchase Units may recreate Treasury Stock Purchase Units by delivering to the Securities Intermediary Treasury Securities in an aggregate principal amount equal to the aggregate principal amount at maturity of the Pledged [SUBORDINATED] Notes, as the case may be, in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement. Any such recreation of Treasury Stock Purchase Units may be effected only in multiples of [40] Stock Purchase Units for [40] Treasury Stock Purchase Units.



                                  Exhibit B-7

                  If a Tax Event Redemption has occurred, a Treasury Stock Purchase Unit Holder may not recreate Stock Purchase Units, and a Stock Purchase Unit Holder may not create a Treasury Stock Purchase Unit.

                  The Company shall pay, on each Payment Date, the Purchase Contract Payments payable in respect of each Purchase Contract to the Person in whose name the Treasury Stock Purchase Units Certificate evidencing such Purchase Contract is registered at the close of business on the Record Date for such Payment Date. Purchase Contract Payments will be payable at the office of the Purchase Contract Agent in New York City or, at the option of the Holder, by check mailed to the address of the Person entitled thereto at such address as it appears on the Security Register.

                  The Company has the right to defer payment of all or part of the Purchase Contract Payments in respect of each Purchase Contract until no later than the Purchase Contract Settlement Date. If the Company so elects to defer Purchase Contract Payments, the Company shall pay additional Purchase Contract Payments on such deferred installments of Purchase Contract Payments at a rate equal to ___% per annum, compounding quarterly, until such deferred installments are paid. In the event that the Company elects to defer the payment of Purchase Contract Payments on the Purchase Contracts until the Purchase Contract Settlement Date), each Holder will receive on the Purchase Contract Settlement Date the aggregate amount of accrued and unpaid Purchase Contract Payments.

                  The Purchase Contracts and all obligations and rights of the Company and the Holders thereunder, including, without limitation, the rights of the Holders to receive and the obligation of the Company to pay any Purchase Contract Payments, shall immediately and automatically terminate, without the necessity of any notice or action by any Holder, the Purchase Contract Agent or the Company, if, on or prior to the Purchase Contract Settlement Date, a Termination Event shall have occurred. Upon the occurrence of a Termination Event, the Company shall promptly but in no event later than two Business Days thereafter give written notice to the Purchase Contract Agent, the Collateral Agent and the Holders, at their addresses as they appear in the Security Register. Upon and after the occurrence of a Termination Event, the Collateral Agent shall release the Treasury Securities from the Pledge in accordance with the provisions of the Pledge Agreement. A Treasury Stock Purchase Unit shall thereafter represent the right to receive the interest in the Treasury Security forming a part of such Treasury Stock Purchase Unit, in accordance with the terms of the Purchase Contract Agreement and the Pledge Agreement.

                  Upon registration of transfer of this Treasury Stock Purchase Certificate, the transferee shall be bound (without the necessity of any other action on the part of such transferee, except as may be required by the Purchase Contract Agent pursuant to the Purchase Contract Agreement), under the terms of the Purchase Contract Agreement and the Purchase Contracts evidenced hereby and the transferor shall be released from the obligations under the Purchase Contracts evidenced by this Treasury Stock Purchase Units Certificate. The Company covenants and agrees, and the Holder, by its acceptance hereof, likewise covenants and agrees, to be bound by the provisions of this paragraph.



                                  Exhibit B-8

                  The Holder of this Treasury Stock Purchase Units Certificate, by its acceptance hereof, authorizes the Purchase Contract Agent to enter into and perform the related Purchase Contracts forming part of the Treasury Stock Purchase Units evidenced hereby on its behalf as its attorney-in-fact, expressly withholds any consent to the assumption (i.e., affirmance) of the Purchase Contracts by the Company or its trustee in the event that the Company becomes the subject of a case under the Bankruptcy Code, agrees to be bound by the terms and provisions thereof, covenants and agrees to perform its obligations under such Purchase Contracts, consents to the provisions of the Purchase Contract Agreement, authorizes the Purchase Contract Agent to enter into and perform the Purchase Contract Agreement and the Pledge Agreement on its behalf as its attorney-in-fact, and consents to the Pledge of the Treasury Securities underlying this Treasury Stock Purchase Units Certificate pursuant to the Pledge Agreement. The Holder further covenants and agrees, that, to the extent and in the manner provided in the Purchase Contract Agreement and the Pledge Agreement, but subject to the terms thereof, payments in respect to the aggregate principal amount of the Pledged Treasury Securities on the Purchase Contract Settlement Date shall be paid by the Collateral Agent to the Company in satisfaction of such Holder's obligations under such Purchase Contract and such Holder shall acquire no right, title or interest in such payments.

                  Subject to certain exceptions, the provisions of the Purchase Contract Agreement may be amended with the consent of the Holders of a majority of the Purchase Contracts.

                  The Purchase Contracts shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York, without regard to conflicts of laws principles thereof.

                  The Company, the Purchase Contract Agent and its Affiliates and any agent of the Company or the Purchase Contract Agent may treat the Person in whose name this Treasury Stock Purchase Units Certificate is registered as the owner of the Treasury Stock Purchase Units evidenced hereby for the purpose of receiving payments of interest on the Treasury Securities, receiving payments of Purchase Contract Payments, performance of the Purchase Contracts and for all other purposes whatsoever, whether or not any payments in respect thereof be overdue and notwithstanding any notice to the contrary, and neither the Company, the Purchase Contract Agent nor any such agent shall be affected by notice to the contrary.

                  The Purchase Contracts shall not, prior to the settlement thereof, entitle the Holder to any of the rights of a holder of shares of Common Stock.

                  A copy of the Purchase Contract Agreement is available for inspection at the offices of the Purchase Contract Agent.



                                  Exhibit B-9

                                  ABBREVIATIONS

                  The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM:                           as tenants in common

UNIF GIFT MIN ACT:                                   Custodian
                                   ------------------         ------------------
                                        (cust)                     (minor)

                                   Under Uniform Gifts to Minors Act of
                                                                       ---------

                                   -------------------------------

TENANT:                            as tenants by the entireties

JT TEN: as joint tenants with right of survivorship and not as tenants in common


Additional abbreviations may also be used though not in the above list.

                            ------------------------

               FOR VALUE RECEIVED, the undersigned hereby sell(s),
                         assign(s) and transfer(s) unto

           -----------------------------------------------------------

            (Please insert Social Security or Taxpayer I.D. or other
                         Identifying Number of Assignee)

           -----------------------------------------------------------
  (Please Print or Type Name and Address Including Postal Zip Code of Assignee)

the within Stock Purchase Units Certificates and all rights thereunder, hereby irrevocably constituting and appointing attorney __________________, to transfer said Stock Purchase Units Certificates on the books of The Williams Companies, Inc., with full power of substitution in the premises.

Dated:                                Signature:
      -------------------                       --------------------------------

                                      NOTICE: The signature to this assignment must correspond with the name as it appears upon the face of the within Stock Purchase Units Certificates in every particular, without alteration or enlargement or any change whatsoever.

                 Signature Guarantee:
                                     -------------------------------------------




                                  Exhibit B-10

                             SETTLEMENT INSTRUCTIONS

                  The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon settlement on or after the Purchase Contract Settlement Date of the Purchase Contracts underlying the number of Treasury Stock Purchase Units evidenced by this Treasury Stock Purchase Units Certificate be registered in the name of, and delivered, together with a check in payment for any fractional share, to the undersigned at the address indicated below unless a different name and address have been indicated below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.

Dated:
      ------------------------            --------------------------------------
                                          Signature
                                          Signature Guarantee:

                                          --------------------------------------
                                          (if assigned to another person)

If shares are to be registered in the
name of and delivered to a Person other   REGISTERED HOLDER
than the Holder, please (i) print such
Person's name and address and (ii)        Please print name and address of
provide a guarantee of your signature:    Registered Holder:


---------------------------------------   --------------------------------------
Name                                      Name


---------------------------------------   --------------------------------------
Address                                   Address

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------

Social Security or other
Taxpayer Identification
Number, if any                            --------------------------------------



                                  Exhibit B-11

                            ELECTION TO SETTLE EARLY

                  The undersigned Holder of this Treasury Stock Purchase Units Certificate hereby irrevocably exercises the option to effect Early Settlement in accordance with the terms of the Purchase Contract Agreement with respect to the Purchase Contracts underlying the number of Treasury Stock Purchase Units evidenced by this Treasury Stock Purchase Units Certificate specified below. The option to effect Early Settlement may be exercised only with respect to Purchase Contracts underlying Treasury Stock Purchase Units with an aggregate Stated Amount equal to $1,000 or an integral multiple thereof. The undersigned Holder directs that a certificate for shares of Common Stock deliverable upon such Early Settlement be registered in the name of, and delivered, together with a check in payment for any fractional share and any Treasury Stock Purchase Units Certificate representing any Treasury Stock Purchase Units evidenced hereby as to which Early Settlement of the related Purchase Contracts is not effected, to the undersigned at the address indicated below unless a different name and address have been indicated below. Pledged Treasury Securities deliverable upon such Early Settlement will be transferred in accordance with the transfer instructions set forth below. If shares are to be registered in the name of a Person other than the undersigned, the undersigned will pay any transfer tax payable incident thereto.


Dated:
      ------------------------            --------------------------------------
                                          Signature

              Signature Guarantee:
                                  ------------------------------




                                  Exhibit B-12

                  Number of Securities evidenced hereby as to which Early Settlement of the related Purchase Contracts is being elected:

If shares of Common Stock or Treasury     REGISTERED HOLDER
Stock Purchase Units Certificates are
to be registered in the name of and
delivered to and Pledged Treasury
Securities are to be transferred to a
Person other than the Holder, please
print such Person's name and address:

                                          Please print name and address of
                                          Registered Holder:


---------------------------------------   --------------------------------------
Name                                      Name

---------------------------------------   --------------------------------------
Name                                      Name

---------------------------------------   --------------------------------------
Address                                   Address

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------

---------------------------------------   -------------------------------------

Social Security or other
Taxpayer Identification
Number, if any                            --------------------------------------



                                  Exhibit B-13

Transfer Instructions for Pledged Treasury Securities Transferable upon or Early Settlement or a Termination Event:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                  Exhibit B-14

                     [TO BE ATTACHED TO GLOBAL CERTIFICATES]

            SCHEDULE OF INCREASES OR DECREASES IN GLOBAL CERTIFICATE

The following increases or decreases in this Global Certificate have been made:

                                                                          Number of Treasury
                          Amount of increase in  Amount of decrease in   Stock Purchase Units
                           Number of Treasury      Number of Treasury      evidenced by this         Signature of
                          Stock Purchase Units    Stock Purchase Units    Global Certificate     authorized signatory
                            evidenced by the        evidenced by the        following such          of Trustee or
        Date               Global Certificate      Global Certificate    decrease or increase    Securities Custodian
  -----------------       ------------------      ------------------     --------------------    --------------------

 ------------------       ------------------      ------------------     --------------------    --------------------

 ------------------       ------------------      ------------------     --------------------    --------------------

 ------------------       ------------------      ------------------     --------------------    --------------------

 ------------------       ------------------      ------------------     --------------------    --------------------

 ------------------       ------------------      ------------------     --------------------    --------------------

 ------------------       ------------------      ------------------     --------------------    --------------------

 ------------------       ------------------      ------------------     --------------------    --------------------

 ------------------       ------------------      ------------------     --------------------    --------------------

 ------------------       ------------------      ------------------     --------------------    --------------------

 ------------------       ------------------      ------------------     --------------------    --------------------

 ------------------       ------------------      ------------------     --------------------    --------------------

 ------------------       ------------------      ------------------     --------------------    --------------------

 ------------------       ------------------      ------------------     --------------------    --------------------

 ------------------       ------------------      ------------------     --------------------    --------------------

 ------------------       ------------------      ------------------     --------------------    --------------------

 ------------------       ------------------      ------------------     --------------------    --------------------

 ------------------       ------------------      ------------------     --------------------    --------------------

 ------------------       ------------------      ------------------     --------------------    --------------------

 ------------------       ------------------      ------------------     --------------------    --------------------

 ------------------       ------------------      ------------------     --------------------    --------------------

 ------------------       ------------------      ------------------     --------------------    --------------------




                                  Exhibit B-15

                                                                       EXHIBIT C

                     INSTRUCTION TO PURCHASE CONTRACT AGENT

[                                  ]
[                                  ]
[                                  ]
Attention: Corporate Trust Department

                  Re: [_______ STOCK PURCHASE UNITS] [_______ TREASURY STOCK PURCHASE UNITS] of El Paso Corporation, a Delaware corporation (the "Company").

                  The undersigned Holder hereby notifies you that it has
delivered to [                 ], as Securities Intermediary, for credit to the
Collateral Account, $___________ aggregate [PRINCIPAL] amount of [[SUBORDINATED] NOTES] [TREASURY SECURITIES] in exchange for the [PLEDGED [SUBORDINATED] NOTES] [PLEDGED TREASURY SECURITIES] held in the Collateral Account, in accordance with the Pledge Agreement, dated as of ____________, 2002 (the "Pledge Agreement"; unless otherwise defined herein, terms defined in the Pledge Agreement are used herein as defined therein), between you, the Company, the Collateral Agent and the Securities Intermediary. The undersigned Holder has paid all applicable fees relating to such exchange. The undersigned Holder hereby instructs you to instruct the Collateral Agent to release to you on behalf of the undersigned Holder the [PLEDGED [SUBORDINATED] NOTES] [PLEDGED TREASURY SECURITIES] related to such [STOCK PURCHASE UNITS] [TREASURY STOCK PURCHASE UNITS].


Dated:
      ------------------------            --------------------------------------
                                          Signature

              Signature Guarantee:
                                  ------------------------------



                                  Exhibit C-1

Please print name and address of Registered Holder:




-------------------------------------     --------------------------------------
Name                                      Social Security or other Taxpayer
                                          Identification Number, if any

Address

-------------------------------------

-------------------------------------

-------------------------------------

-------------------------------------




                                  Exhibit C-2

                                                                       EXHIBIT D

                       NOTICE FROM PURCHASE CONTRACT AGENT
                                   TO HOLDERS
         (TRANSFER OF COLLATERAL UPON OCCURRENCE OF A TERMINATION EVENT)

[HOLDER]

------------------------------------

------------------------------------

------------------------------------
Attention:
          --------------------------
Telecopy:
         ---------------------------

                       Re: [__________ STOCK PURCHASE UNITS] [______ TREASURY STOCK PURCHASE UNITS] of El Paso Corporation, a Delaware corporation (the "Company")

                  Please refer to the Purchase Contract Agreement, dated as of __________, 2002 (the "Purchase Contract Agreement"; unless otherwise defined herein, terms defined in the Purchase Contract Agreement are used herein as defined therein), between the Company and the undersigned, as Purchase Contract Agent and as attorney-in-fact for the holders of Stock Purchase Units and Treasury Stock Purchase Units from time to time.

                  We hereby notify you that a Termination Event has occurred and that [THE [SUBORDINATED] NOTES] [THE TREASURY SECURITIES] underlying your ownership interest in _____ [STOCK PURCHASE UNITS] [TREASURY STOCK PURCHASE UNITS] have been released and are being held by us for your account pending receipt of transfer instructions with respect to such [[SUBORDINATED] NOTES][TREASURY SECURITIES] (the "Released Securities").

                  Pursuant to Section 3.15 of the Purchase Contract Agreement, we hereby request written transfer instructions with respect to the Released Securities. Upon receipt of your instructions and upon transfer to us of your [STOCK PURCHASE UNITS] [TREASURY STOCK PURCHASE UNITS] effected through book-entry or by delivery to us of your [STOCK PURCHASE UNITS CERTIFICATE] [TREASURY STOCK PURCHASE UNITS CERTIFICATE], we shall transfer the Released Securities by book-entry transfer or other appropriate procedures, in accordance with your instructions. In the event you fail to effect such transfer or delivery, the Released Securities and any distributions thereon, shall be held in our name, or a nominee in trust for your benefit, until such time as such [STOCK PURCHASE UNITS] [TREASURY STOCK PURCHASE UNITS] are transferred or your [STOCK PURCHASE UNITS CERTIFICATE] [TREASURY STOCK PURCHASE UNITS CERTIFICATE] is surrendered or satisfactory evidence is provided that such [STOCK PURCHASE UNITS CERTIFICATE] [TREASURY STOCK PURCHASE UNITS CERTIFICATE] has been destroyed, lost or stolen, together with any indemnification that we or the Company may require.

Date:                                          By:[                          ]
     ----------------------------


                                               ---------------------------------
                                               Name:
                                               Title:  Authorized Signatory



                                  Exhibit D-1

                                                                       EXHIBIT E

                            NOTICE TO SETTLE BY CASH

[                                            ]
[                                            ]
[                                            ]
Attention: Corporate Trust Department

                  Re:[_______ STOCK PURCHASE UNITS] [_______ TREASURY STOCK
                     PURCHASE UNITS] of El Paso Corporation, a Delaware corporation (the "Company").

                  The undersigned Holder hereby irrevocably notifies you in accordance with Section 5.02 of the Purchase Contract Agreement, dated as of ______________, 2002 (the "Purchase Contract Agreement"; unless otherwise defined herein, terms defined in the Purchase Contract Agreement are used herein as defined therein), between the Company and you, as Purchase Contract Agent and as Attorney-in-Fact for the Holders of the Purchase Contracts, that such Holder has elected to pay to the Securities Intermediary for deposit in the Collateral Account, prior to or on 11:00 a.m. (New York City time) on the fifth Business Day immediately preceding the Purchase Contract Settlement Date (in lawful money of the United States by certified or cashiers' check or wire transfer, in immediately available funds), $______ as the Purchase Price for the shares of Common Stock issuable to such Holder by the Company under the related Purchase Contracts on the Purchase Contract Settlement Date. The undersigned Holder hereby instructs you to notify promptly the Collateral Agent of the undersigned Holders' election to make such cash settlement with respect to the Purchase Contracts related to such Holder's [STOCK PURCHASE UNITS] [TREASURY STOCK PURCHASE UNITS].

Dated:
      ------------------------            --------------------------------------
                                          Signature

              Signature Guarantee:
                                  ------------------------------

Please print name and address of Registered Holder:



                                  Exhibit E-1

                                                                       EXHIBIT F

                       NOTICE FROM PURCHASE CONTRACT AGENT
                    TO COLLATERAL AGENT AND PROPERTY TRUSTEE
              (SETTLEMENT OF PURCHASE CONTRACT THROUGH REMARKETING)

[                                             ]
[                                             ]
[                                             ]
[                                             ]
[                                             ]
Attention:
Telecopy:

[                                             ]
[                                             ]
[                                             ]
Attention:
Telecopy:

                  Re:______________ Stock Purchase Units of El Paso Corporation,
                     a Delaware corporation (the "Company")

                  Please refer to the Purchase Contract Agreement, dated as of _________, 2002 (the "Purchase Contract Agreement"; unless otherwise defined herein, terms defined in the Purchase Contract Agreement are used herein as defined therein), between the Company and the undersigned, as Purchase Contract Agent and as attorney-in-fact for the Holders of Stock Purchase Units from time to time.

                  In accordance with Section 5.02 of the Purchase Contract Agreement and, based on instructions and Cash Settlements received from Holders of Stock Purchase Units as of 11:00 a.m. (New York City time), the fifth Business Day preceding the Purchase Contract Settlement Date, we hereby notify you that ______ [[SUBORDINATED] NOTES] are to be tendered for purchase in the Remarketing.

Date:                                          By:[                          ]
     ----------------------------


                                               ---------------------------------
                                               Name:
                                               Title:  Authorized Signatory



                                  Exhibit F-1